                              AMENDED AND RESTATED

             DEFINED BENEFIT PENSION PLAN AND TRUST BY AND BETWEEN:

                            PENNSYLVANIA SAVINGS BANK

                                       AND

                            VINCENT J. FUMO, TRUSTEE

                                       AND

                           ANTHONY DI SANDRO, TRUSTEE

                                      INDEX

ARTICLE ONE
     Purpose, Creation and Name .................................            I-1

ARTICLE TWO
     Definitions of Terms .......................................           II-1

ARTICLE THREE
     Eligibility ................................................          III-1

ARTICLE FOUR
     Retirement Benefits ........................................           IV-1

ARTICLE FIVE
     Contributions ..............................................            V-1

ARTICLE SIX
     Insurance Benefits and Charge of Benefits ..................           VI-1

ARTICLE SEVEN
     Commencement of Retirement Benefits ........................          VII-1

ARTICLE EIGHT
     Disability Benefits ........................................         VIII-1

ARTICLE NINE
     Death Benefits .............................................           IX-1

ARTICLE TEN
     Nonforfeitable Benefits ....................................            X-1

ARTICLE ELEVEN
     Payment of Benefits ........................................           XI-1

ARTICLE TWELVE
     Right to Alter, Amend or Terminate Trust ...................          XII-1

ARTICLE THIRTEEN
     Loans ......................................................         XIII-1

ARTICLE FOURTEEN
     Trustee ....................................................          XIV-1

ARTICLE FIFTEEN
     Insurer ..................................................             XV-1

ARTICLE SIXTEEN
     Spendthrift Clause .......................................            XVI-1

ARTICLE SEVENTEEN
     No Reversion to Company ..................................           XVII-1

ARTICLE EIGHTEEN
     Direct Transfer and Rollovers ............................          XVIII-1

ARTICLE NINETEEN
     Determination of Top-Heavy Status ........................            XIX-1

ARTICLE TWENTY
    Miscellaneous Provisions ..................................             XX-1

                                  ARTICLE ONE
                           PURPOSE, CREATION AND NAME


     1.1 WHEREAS, the Employer heretofore established a Defined Benefit Pension Plan and Trust effective May 7, 1963, (hereinafter called the "Original Effective Date") known as the Pennsylvania Savings Association Pension Plan and Trust and which plan shall hereinafter be known as Pennsylvania Savings Bank Pension Plan and Trust (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

     WHEREAS, under the terms of the Plan and Trust, the Employer has the ability to amend the Plan and Trust;

     NOW, THEREFORE, effective January 1, 1990 except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan and Trust in its entirety and restate the Plan and Trust;

     The provisions of this Plan shall apply only to an Employee who terminates employment on or after the effective date of this amendment and restatement. The rights and benefits, if any, of a former employee shall be determined in accordance with the prior provisions of the Plan in effect on the date his employment terminated;

     1.2 THIS AGREEMENT, hereby made and entered into this 15th day of November, 1990, by and between PENNSYLVANIA SAVINGS BANK (herein referred to as the "Employer") and VINCENT J. FUMO and ANTHONY DI SANDRO (herein referred to as the "Trustees").

                                   ARTICLE TWO

                               DEFINITION OF TERMS



     2.1 The following words and terms as used in this Plan and Trust shall have the meaning set forth below, unless a different meaning is clearly required by the context.

     Accrued Benefit: An amount, determined as of any specified date on or before a Participant's Normal Retirement Age (the "calculation date"), which is equal to the greater of the following amounts (converted to an Actuarially Equivalent basis):

     (1) His annual normal retirement benefit as computed in Paragraph 4.1, calculated on the assumption that he continued to earn annually, until Normal Retirement Age, Compensation at the rate of his Average Annual Compensation on the calculation date, multiplied by a fraction, the numerator of which is the number of Years of Participation accumulated to such date, and the denominator of which is the total number of Years of Participation, commencing with initial employment and terminating with the Normal Retirement Age, but not including in the numerator any Break in Service years, or any Participation Years in which the Participants has less than 1,000 hours of service, except that the denominator shall also contain years from any point of reference to the Normal Retirement Age as if 1,000 hours had been credited in any accrual computation period following or including such point of reference; or

     (2)  The sum of (i) and (ii) below:

          (i) The Cash Value of any Contract held by the Trustee on the life of the Participant in accordance with Article Six herein.

          (ii) An amount from the Fund Account equal to that which would have been in the Fund Account for such Participant (the accrued liability for such Participant) based on the following assumptions:

               (A) Level annual deposits (determined on the basis of the actuarial assumption used in the definition of Actuarial Equivalence, and taking into account the Cash Value at Normal Retirement Age of each Contract described in (i) above, if any) made to the Fund Account on the last day of each Plan Year from the date of commencement of Participation to date, also including changes in such deposits because of changes in compensation as consistently used for valuation purposes, and because of changes in maximum projected accrued benefits under Paragraph 2.1(a)(1) resulting from a failure to attain 1,000 hours of service in any Participation Year.

               (B) The continuation and accumulation of such level deposits to Normal Retirement Age which (together with the Cash Value described in (i) above, if any) would be sufficient to provide the Participant's Normal Retirement Benefit.

     (3) For any Top-Heavy Plan Year in which an eligible Participant in this Plan, who is a Non-Key Employee, does not receive a minimum allocation of Company contributions and forfeitures at least equal to five (5) percent of compensation in a defined contribution plan of the Company in which he is a Participant, his minimum accrued benefit at any point in time shall be equal to two (2) percent of the average of his 5 highest consecutive years of compensation (excluding compensation after the last Top-Heavy Plan Year) times his Years of Service for benefit accrual beginning on or after January 1, 1984, and during which the Plan was Top-Heavy, and during which he did not receive the minimum allocation to a defined contribution plan described above, up to a maximum of twenty (20) percent (less two (2) percent for each Top-Heavy Plan Year during the first 10 such years during which he received the minimum allocation to a defined contribution plan described above). Compensation for purposes of these minimum allocations or benefits shall be compensation as defined in Article Four with respect to computing limits on maximum contributions or benefits.

               Actuarial Equivalence: Equality in value as determined by the Plan Administrator on the basis of the following actuarial assumptions:

          (1)  Pre-Retirement:

                    (a)   Interest:           6.0 percent per annum
                    (b)   Mortality:          None
                    (c)   Turnover:           None
                    (d)   Salary Increase:    None
                    (e)   Expense Loading:    None

          (2) Post-Retirement: Determined in accordance with 1971 Group Annuity Mortality Tables at 6.0 percent (3 year marital setback)

          The Actuarial Equivalent of the Accrued Benefit of any Participant on or after the later of the effective or adoption date of any change in these assumptions shall be the greater of:

          (1) the Actuarial Equivalent of the Accrued Benefit as of the date of change, computed on the basis of the assumptions in effect prior to the date of change; or

          (2) the Actuarial Equivalent of the total Accrued Benefit, computed on the basis of the change in effect after the assumptions.

               Such assumptions shall serve to determine annuity benefits under the Plan, except that the Trustee is authorized to purchase annuity contracts from Insurer to pay benefits, if payments have not commenced to Plan Participants, provided such Contracts provide benefits no less than what would be provided on an actuarially equivalent basis, and that the purchase price for such Contracts is equal to the amount payable as a lump sum distribution on an actuarially equivalent basis.

     (c) Affiliated Employer: the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (ad defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the

          Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (d)  Age: A person's age at his last birthday.

     (e) Agreement: This instrument with all amendments and supplements thereto.

     (f) Annual Addition: Means the amount allocated to a Participant's account during the Limitation year that constitutes:

          (i)  Employer contributions,

          (ii) Employee contributions,

          (iii) Forfeitures, and

          (iv) Amounts described in Sections 415(1) (1) and 419(A) (d) (2) of the Code.

     (g) Average Annual Compensation: The total Compensation received by the Employee from the Company during the period he was in active Participation in the Plan and during his most highly paid five (5) consecutive Years of Participation divided by five (5).

          For purposes of benefit accrual, all compensation credited to an Employee during a Participation Year in which he was an active Participant shall be counted, even if his actual commencement of Participation is later than the first day of the Participation Year. Average Annual Compensation shall not include any compensation credited to an Employee following his Normal Retirement Date or during the Plan Year in which he terminates service.

     (h) Beneficiary: The person or persons to whom the share of a deceased Participant's benefit is payable, as provided in the Plan. For purposes of determining whether the Plan is a Top-Heavy Plan, a Beneficiary of a deceased Participant shall be considered a Key Employee or a Non-Key Employee, as the case may be.

     (i) Benefit Formula: 1.7 Percent of Average Annual Compensation times Years of Service not to exceed 30 years, plus .75 Percent of monthly compensation in excess of the 1989 Covered Compensation Table I, times Years of Service not to exceed 30.

     (j) Break in Service: For the purposes of eligibility, any Eligibility Computation Period in which an Employee has no more than 500 hours of service. For purposes of vesting, any Vesting Computation Period in which an Employee has no more than 500 hours of service. For purposes of benefit accrual, any Year of Participation in which an Employee has no more than 500 hours of service.

     (k)  Cash Value: A Cash Value of a Contract.

     (1)  Code: the Internal Revenue Code of 1986 and amendments thereto.

     (m)  Company: Pennsylvania Savings Bank

     (n) Compensation: Compensation actually paid to or for the benefit of an Employee during the Plan Year, inclusive of overtime pay, commissions, but excluding bonuses, except that in the event Company is an accrual basis taxpayer, Company may by written resolution elect to use accrued compensation in lieu of paid compensation. Compensation shall be such remuneration that is subject to tax under Section 3101(a) of the Internal Revenue Code, without the dollar limitation of Section 3121(a). However, Compensation for any Self-Employed Individual shall be equal to his earned income; that is, the net earnings from self-employment as defined in Code Section 401(c)(2), (reduced by Company's deductible contribution made on behalf of such individual for such year). Effective for Plan Years beginning after 12/31/88 this Plan shall not take into consideration a participant's Compensation to the extent it exceeds $200,000, as indexed under Code Section 415(d).

          In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected participant's spouse and any lineal descendants who have not attained age nineteen
          (19) before the close of the year.

          Notwithstanding the above, for any Top-Heavy Plan Year, Compensation in excess of $200,000 (or such other amount as the Secretary of the Treasury may designate) shall be disregarded, except for purposes of determining maximum permissible voluntary contributions and the Annual Additions resulting therefrom, and for purposes of satisfying the minimum contribution or benefit provisions regarding Top-Heavy
          Plans, compensation is determined in accordance with the definition of Compensation contained in Article IV with respect to limits on maximum contributions or benefits.

     (o) Contract: Any individual or group annuity policy or life insurance policy for and/or on any Plan Participant, or any unallocated investment contract issued by an insurer.

     (p) Current Accrued Benefit: a Participant's accrued benefit under the plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before August 28, 1987, when expressed as an annual benefit within the meaning of
          Section 415(b) (2) of the Code. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

     (q) Defined Benefit Dollar Limitation: the limitation set forth in Section 415(b) (1) of the Code.

     (r) Defined Contribution Dollar Limitation: $30,000 or, if greater, one-fourth of the Defined Benefit Dollar Limitation in effect for the Limitation Year.

     (s) Defined Benefit Plan Fraction: A fraction the numerator of which is the projected annual benefit of the Participant under all qualified defined benefit plans of Company (determined as of the close of the Limitation Year), and the denominator of which is the greater of the product of 1.25 multiplied by the protected current accrued benefit or the lesser of:

          (1) the product of 1.25 multiplied by the dollar limitation in effect for defined benefit plans under Internal Revenue Code Section 415(b) (1) (A) for such limitation year, or

          (2) the product of 1.4 multiplied by the amount which may be taken into account under Internal Revenue Code Section 415(b) (1) (B) with respect to such Participant under the Plan for such limitation year.

          For purposes of applying the limitations of Codes Section 415, the "projected annual benefit" for any participant is the benefit, payable annually, under the terms of the Plan determined pursuant to Regulations 1.415-7(b) (3).

          For purposes of applying the limitations of Code Section 415, "protected current accrued benefit" for any Participant in a defined benefit plan in existence on July 1, 1982, shall be the accrued benefit, payable annually, provided for under question T-3 of the Internal Revenue Service Notice 83-10.

          Notwithstanding the foregoing, for any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 above, if any Non-Key Employee Participant eligible for an accrual of benefits does not have either an allocation of Company contributions or forfeitures to a defined contribution plan of at least 7.5 percent of Compensation for such year, or an accrued benefit in a defined benefit plan in which he participates of not less than the 3% minimum benefit as provided in Internal Revenue Code
          Section 416(h) (2) (A) (ii) (I) (but not both). However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

     (q) Defined Contribution Plan Fraction: A fraction the numerator of which is the sum of the Annual Additions to the Participant's account(s) under all qualified defined contribution plans of Company, including voluntary contribution accounts, as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Company:

          (1) Such amount as is determined by multiplying 1.25 by the dollar limitation in effect for the defined contribution plans under Internal Revenue Code Subsection 415(c) (1) (A) for such year (determined without regard to Section 415(c) (6) of the Code), or

          (2) The product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c) (1) (B) for such Limitation Year.

          Notwithstanding the foregoing, the numerator of the defined contribution plan fraction shall be adjusted pursuant to Regulation 1.415-7(d) (1) and question T-6 and T-7 of Internal Revenue Service Notice 83-10.

          Notwithstanding the foregoing, for any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 above, if any Non-Key Employee Participant eligible for any accrual of benefits does not have either an allocation of Company contributions and forfeitures of at least 7.5 percent of Compensation for such year, or an accrued benefit in a defined benefit plan in which he participates of not less than the 3% minimum benefit as provided in Code Section 416(h)(2)(A)(ii)(I) (but not both). However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

     (u) Determination Date: For purposes of determining if the Plan is Top-Heavy, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

     (v)  Early Retirement Date: Attainment of age 55 with five Years of
          Service.

     (w) Effective Date of this Plan: First day of the Plan Year beginning January 1, 1990.

     (x) Eligibility Computation Period: The consecutive 12 month period beginning on the date on which the Employee commenced employment, and successive consecutive 12 month periods thereafter. If an Employee incurs a Break in Service, and subsequently is credited with additional hours of service, his Eligibility Computation Period shall be the consecutive 12 month period beginning with the date on which he is first credited with an hour of service after the Break in Service, and successive consecutive 12 month periods thereafter.

     (y) Employee: employees of the Employer and shall include leased employees within the meaning of Section 414 (n) (2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's nonhighly compensated work force within the meaning of Section 414(n) (1) (C) (ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of the plan other than this amendment.

     (z) Employer: The Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

     (aa) Family Member: With respect to an affected Participant, such Participant's spouse, such participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)
          (6) (B).

     (bb) Section 414(q) (6) (B) of the Code(u) Fund Account: The amount of assets which, together with any Cash Values of any Contracts on the Participant's life, shall be sufficient to provide a fully funded Accrued Benefit, as defined in 2.1(a) (i) above, at the Normal Retirement Date.

     (cc) Highly Compensated Employee: An Employee who performed services for the Employer during the "determination year" and is one or more of the following groups:

          (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections

               414(b), (c), (m) and (o) shall be treated as separate employers.

          The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b), (c) and (d) above shall be prorated based upon the number of months in the "lag period".

          For purposes of this Section, the determination of "415 Compensation" shall be made without regard to Code Sections 125, 402(a) (8), 402(h)
          (1) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

     (dd) Highly Compensated Former Employee: A former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, any Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section
          2.1 (hh). Highly Compensated Former Employees shall be treated as Highly Compensated Employees.

     (ee) Highly Compensated Participant: Any Highly Compensated Employee who is eligible to participate in the Plan.

     (ff) Insurance Purchase Direction: The Company hereby directs Trustee to purchase insurance as follows, pursuant to Paragraph 6.4: No insurance shall be purchased.

     (gg) Insurer: Any legal reserve life insurance company.

     (hh) Key-Employee: Any Employee or former Employee (and his Beneficiary) who, at any time during the Plan Year or any of the preceding four Plan Years, is:

          (a) An Officer. An Officer is an officer in fact and who earns for the Compensation period in excess of one and one-half (1-1/2) times or 150% of the Code Section 415 dollar limit for defined contribution plans. The number of Officers is limited to a maximum of the lesser of:

               (i)  50 Employees or,

               (ii) the greater of 3 Employees or 10% of all Employees

          If no one in the Company has Compensation in excess of 1-1/2 times or 150% of the defined contribution dollar limit, then the one officer with the highest Compensation is considered a Key Employee.

          (b) A Shareholder. A Shareholder is any Employee who:

               (i) owns more than 5% interest in any entity comprising the Employer or,

               (ii) is one of 10 Employees who own more than 1/2% interest in any entity comprising the Employer and who also own the largest interests in these entities and who have Compensation for the Compensation period in excess of the Code Section 415 dollar limit for defined contribution plans. This category shall include no more than ten (10) Employees. If two Employees own equal interests in the Employer, then the Employee who earns more Compensation than the other will be considered as owning the greater interest. This determination is made based on ownership during the Plan Year including the Determination Date and the preceding 4 Plan years, in accordance with Regulations promulgated under Code Section 416.

               (iii) owns 1% or more interest in the Employer and earns Compensation from the Employer in excess of $150,000 during the Compensation period.

          (c) A Beneficiary of a Key Employee is a Key Employee.

          The determination of who is a Key Employee will be made in accordance with Code Section 416(i) (1) and the Regulations thereunder. Ownership shall be determined under the attribution rules prescribed in Code
          Section 318. Non-Key Employees are Employees who are not Key Employees. Compensation means compensation as defined in Code Section 415(c) (3), but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, 402(a) (8), 402(h) or 403(b).

     (ii) Leased Employee: Any person who is not an employee of the Company and who has, for a period of 1 or more years, and on a substantially full-time basis, provided services to the Company of a type historically performed by Employees of the Company, which services are or have been provided pursuant to an agreement between the Company and a leasing organization. For any Plan Year, any Leased Employee shall be treated as an Employee of the Company for purposes of the participation standards of Article 3, the benefit standards of Article 4, the contribution standards of Article 5 and the vesting standards of Article 10 unless such Leased Employee is, for such Plan Year or any portion thereof during which such Leased Employee provides services for the Company, a participant in a Safe Harbor Plan provided for such Leased Employee by the leasing organization leasing the services of such Leased Employee to the Company. For purposes of the foregoing sentence, a Leased Employee shall not be treated as an Employee of the Company until after the close of the aforementioned 1-year period during which such individual has provided substantially full-time services to the Company, except that Years of Service for the Company shall be determined by taking into account the entire period for which the individual performed services for the Company.

     (jj) Length of Service Required:

          (1)  On the Effective Date of this Plan: 1 Year

          (2)  After the Effective Date of this Plan: 1 Year

     (kk) Limitation Year: Any period of one year ending on the last day of the Plan Year. If the Plan Year is changed, the limitation year shall correspond to the new Plan Year, beginning with the first full twelve month Plan Year subsequent to the commencement of change in Plan Year. In the event the Limitation Year is or has been changed, by reason of change in the Plan Year or otherwise, the limitations of Paragraph 4.3 shall be applicable in the normal manner, as if no change had occurred with respect to the new Limitation Year, but with respect to the Limitation Year within which the change is made (the former Limitation
          Year), the following rule shall apply: the dollar limit for Annual Additions shall be prorated for allocations made from the first day of the former Limitation Year through the day before the first day of the new Limitation Year (the limitation period), by multiplying (1) the applicable dollar limitation for the calendar year in which the limitation period ends by (2) a fraction, the numerator of which is the number of months (including any fractional parts of a month) in the limitation period, and the denominator of which is 12.

     (11) Maternity or Paternity Leave of Absence: For Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.


     (mm) Maximum Participation Age Required: None

     (nn) Minimum Participation Age Required:

          (1)  On the Effective Date of the Plan: 21

          (2)  After the Effective Date of the Plan: 21

     (oo) Named Fiduciary: President of the Company, except that if the Company is an unincorporated business, the proprietor of the Company, if a sole-proprietorship, or the partner designated in the summary plan description for the Plan for purposes of service of legal process.

     (pp) Non-Highly Compensated Employee: shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

     (qq) Non-Key Employee: Any Employee who is not a Key-Employee.

     (rr) Normal Form of Retirement Benefit: Qualified Joint and Survivor
          Annuity

     (ss) Normal Retirement Age: The earlier of

          (1) the Participant's 65th birthday or the date 5 years following a Participant's commencement of participation in the Plan, whichever is later; or

          (2)  the Normal Retirement Date.

     (tt) Normal Retirement Date: The first day of the month coincident with or following the Participant's 65th birthday.

     (uu) Participant: shall mean any Employee of the Employer who has met the eligibility and participation requirements of the plan.

     (vv) Participation Date: The first day of the first Plan Year after an Employee completes his applicable Minimum Participation Age and Length of Service Requirements.

     (ww) Plan Administrator: Company

     (xx) Plan Year: Any period of one year ending December 31st. There will be a short plan year October 1, 1989 through December 31, 1989. Thereafter, the Plan Year shall be the one year period commencing January 1st. and ending December 31st.

     (yy) Safe Harbor Plan: A money purchase pension plan with a nonintegrated employer contribution rate of at least 7 1/2 percent of Compensation and providing for immediate participation and full and immediate vesting.

     (zz) Service for Predecessor Employer: In any case in which the Company maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for the Company, and in any case in which the Company maintains a plan which is not the plan maintained by a predecessor employer, service for such predecessor shall (as provided in Internal Revenue Code Section 414(a) (2)), to the extent required in regulations prescribed by the Secretary of the treasury or his delegate, be treated as service for the Company.

     (A) Shareholder-Employee: If the Company is an S Corporation, an Employee of the Company who either individually or together with his spouse, children, grandchildren and parents, owns more than 5% of the Company's outstanding stock on any day during the Plan Year.

     (B) Social Security Retirement Age: the age used as the retirement age for the participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1) (2) of such Act were 62.

     (C) S Corporation: An electing small business corporation, within the meaning of Internal Revenue Code Section 1362(a).

     (D) Super Top-Heavy Plan: A Top-Heavy Plan under which the present value of accrued benefits or the sum of account balances (including accounts for Employee contributions) of Key-Employees, under this Plan and any plan of an Aggregation Group, exceeds 90 percent of the present value of accrued benefits or the sum of the account balances (including accounts for Employee contributions) of all Participants, under this Plan and any plan of an Aggregation Group, measured as of the Determination Date.


Maximum Taxable Wage Earnings which may be considered wages for such year under Code Section 3121(a)(1).

     (F) Top-Heavy Plan: For Plan Years commencing after December 31, 1983, a Plan under which the present value of accrued benefits of Key-Employees, or the sum of the account balances (including accounts for Employee contributions) of Key-Employees under this Plan and any plan of an Aggregation Group, exceeds 60 percent of the present value of accrued benefits or the sum of the account balances (including accounts for Employee contributions) of all Participants, under this Plan and any plan of an Aggregate Group, measured as of the Determination Date.

          If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's present value of accrued benefit and/or account balances shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group).

     (G) Top-Heavy Plan Year: A particular Plan Year commencing after December 31, 1983, in which the Plan is a Top-Heavy Plan.

     (H) Top Paid Group: "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and leased employees within the meaning of Code Sections 414(n) (2) and 414(o) (2) shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n) (5) and are not covered in any qualified plan maintained by the Employer. For the purpose of determining the number of active Employees in any year, the following Employees shall be excluded. However, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

               (a)  Employees with less than six (6) months of service;

               (b)  Employees who normally work less than 17 1/2 hours per week;

               (c) Employees who normally work less than six (6) months during a year;

               (d)  Employees who have not yet attained age 21; and

               (e) Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)
                    (2)) from the Employer constituting United States source income within the meaning of Code Section 861(a) (3).

          In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

     (I)  Trust Situs: State of Pennsylvania

     (J) Trustee: The Trustee or Trustees named above and any successor Trustee or Trustees.

     (K) Vesting Computation Period: The consecutive 12 month period beginning on the first day of the Plan Year.

          If the Vesting Computation Period is or has been changed, by reason of a change in the Plan Year or otherwise, the first Vesting Computation Period after such change shall begin before the last day of the preceding Vesting Computation Period, and an Employee who is credited with a Year of Service in both the last Vesting Computation Period before the change and the first Vesting Computation Period after the change shall be credited with 2 Years of Service for purposes of vesting.

     (L) Year of Participation: The consecutive 12 month period beginning on the first day of the Plan Year, but including only those Plan Years beginning with the Plan Year within which the Employee commenced Participation. A Year of Participation shall be the accrual computation period. If the accrual computation period is or has been changed, by reason of a change in the Plan Year or otherwise, an Employee will be credited with 1,000 hours of service for purposes of benefit accrual in the Year of Participation after the last day of the last consecutive 12 month accrual computation period before the change, if any, and before the first day of the first accrual computation period after the change, if the actual number of hours of service credited to the Employee in that Year of Participation is equal to or greater than the product of 1,000 multiplied by a fraction, the numerator of which is the number of months in that Year of Participation, and the denominator of which is 12.

     (H) Year of Service: For purposes of vesting, any Vesting Computation Period in which an Employee has not less than 1,000 hours of service. If the Length of Service required under the Plan is or includes a fractional year, an Employee shall not be required to have any minimum number of hours to receive credit for such fractional year for purposes of eligibility. For purposes of benefit accrual, any accrual computation period in which an Employee has not less than 1,000 hours of service.

                                  ARTICLE THREE

                                   ELIGIBILITY



     3.1 All Employees in the employ of the Company on the Effective Date of this Plan shall participate as of the Effective Date of this Plan, provided that on such date they have met the Minimum Participation Age and Length of Service requirements applicable to such Employees, and provided further, that on the date on which they commenced employment with the Company, they had not attained the Maximum Participation Age.

In the event that any Employee in the employ of the Company on the Effective Date of this Plan does not meet the applicable minimum Age and Service requirements on the Effective Date of this Plan, and is not excluded by any Maximum Participation Age requirement, such Employee shall commence participation on his applicable Participation Date.

For purposes of Maximum Participation Age requirements, in the determination of the date an employee begins employment, any such time which is included in a period of service which may be disregarded under the Break in Service rules contained in Paragraph 3.7 shall not be taken into account.

     3.2 All Employees whose employment commences after the Effective Date of this Plan shall commence Participation on their applicable Participation Date, provided, that on the date on which they commenced employment with the Company, they had not attained the Maximum Participation Age.

For purposes of the Maximum Participation Age requirements, in the determination of the date an Employee begins employment, any such time which is included in a period of service which may be disregarded under the Break in Service rules contained in Paragraph 3.7 shall not be taken into account.

     3.3 Notwithstanding any service requirement of less than one year which may be contained herein, no Employee who is credited with 1,000 or more hours of service in an Eligibility Computation Period shall not be considered to have met, at the expiration of said Eligibility Computation Period, such required Length of Service requirement.

     3.4 An Employee shall be credited with an hour of service, for purposes of eligibility, vesting and eligibility for Benefit accrual, according to the following:


                                     III-1

     (a) An hour of service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company during the applicable computation period.

     (b) An hour of service is each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated), because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:

          (1) No more than 501 hours of service are required to be credited under this subparagraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

          (2) An hour for which an Employee is directly or indirectly paid or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

          (3) Hours of service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          For purposes of this subparagraph (b), a payment shall be deemed to be made by or due from the Company regardless of whether such payment is made by or due from the Company directly, or indirectly through, among others, a trust fund, or insurer, to which the Company contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

     (c) An hour of service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same hours of service shall not be credited both under


                                      III-2
          subparagraph (a) or subparagraph (b), as the case may be, and under this subparagraph. Crediting of hours of service shall be subject to the requirements set forth in that subparagraph.

          Also included is the special rule for determining hours of service for reasons other than the performance of duties, as well as the rule for crediting of hours of service to computation periods, as set forth in Labor Department Regulations, Sections 2530.200b-2(b) and (c), respectively.

     (d) Additional hours of service in the minimum amount necessary to prevent a break in service shall be credited to employees for the following absences:

          (1) Authorized leave of absence, provided the Employee returns to active employment on or before the end of such leave of absence. Authorized leave of absence shall include illness and reserve duty in the Armed Forces of the United States.

          (2) Absence of an Employee, subsequent to the effective date, who enters the Armed Forces of the United States, and has reemployment rights under law, provided he complies with the requirements of the law as to employment and reemployment.

     (e) Additional Hours of Service, but not in excess of 501, based on the number of Hours of Service which otherwise would normally have been credited to individuals but for such absence as is described below, (or if such number cannot be determined, 8 Hours of Service per day of such absence), shall be credited to individuals for purposes of eligibility and vesting, but not for purposes of benefit accrual, (notwithstanding 3.4 above), in the Eligibility and Vesting Computation Periods in which such absence begins, if necessary to prevent a 1 year Break in Service in such Computation Period, but if not so necessary, in the immediately following Eligibility and Vesting Computation Periods, provided that the absence is on account of one or more of the following:

          (i)  The pregnancy of the individual;

          (ii) The birth of a child of the individual;


                                     III-3

          (iii) The placement of a child with the individual in connection with the adoption of such child by such individual;

          (iv) Care of such child for a period beginning immediately after his birth or placement.

          However, no Hours of Service will be credited under this subparagraph unless the individual furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish the number of days of absence and the reason or reasons therefore.

     3.5 Hours of service shall be counted for purposes of eligibility, vesting and benefit accrual on the basis of actual hours for which an Employee is paid or entitled to payment, as determined in accordance with Paragraph 3.4.

     3.6 Within 90 days of the Participation Date on which an Employee shall become eligible to participate, the Plan Administrator shall notify each such Employee of his eligibility to participate, by providing such Employee with a summary plan description.

     3.7 In the case of an Employee who is vested in benefits deriving from Company Contributions, and who sustains a Break in Service, such Employee shall recommence active participation on the first day of his first Eligibility Computation Period after the break, during which he has completed 1,000 hours of service or more. In the case of an Employee with no such vested benefit who sustains a Break in Service, where the number of consecutive years in which he incurred a Break in Service is less than the greater of 5 or the aggregate number of Years of Service, whether or not consecutive, that he completed before such break, such Employee shall recommence active participation on the first day of his first Eligibility Computation Period after the break, during which he has completed 1,000 hours of service or more. In the case of an Employee with no such vested benefit who sustains a Break in Service, where the number of consecutive years in which he incurred a Break in Service is equal to or exceeds the greater of 5 or the aggregate number of his Years of Service, whether or not consecutive, that he completed before such break, such Employee shall be treated as if he were a new Employee for purposes of eligibility to participate.

The aggregate number of Years of Service before a period of Breaks in Service shall not include any Years of Service not required to be taken into account under this Paragraph by


                                      III-4
reason of any prior Break in Service. For purposes of vesting for an Employee who has sustained a Break in Service, the provisions of Article 10 shall apply. For purposes of benefit accrual, the provisions of Article 11 shall apply.

Notwithstanding any provision of the Plan to the contrary, in the case of an Employee who sustains a Break in Service under a Plan that includes a Length of Service requirement in excess of one year, provided such Employee has not satisfied such Length of Service requirement prior to incurring a Break in Service, service before such Break in Service shall not be taken into account for purposes of eligibility.

     3.8 Notwithstanding any provision of this Plan to the contrary, this Plan shall not provide contributions or benefits for an Owner-Employee who controls, or a group of Owner-Employees who together control an unincorporated trade or business with respect to which the Plan is established, and such Owner-Employee, or group of Owner-Employees also control one or more unincorporated trades or businesses, unless this Plan and the plans established with respect to such other trades or businesses, when coalesced, constitute a single plan which satisfies the requirements of Section 401(a) and (d) of the Internal Revenue Code with respect to the employees of all such unincorporated trades or businesses. Furthermore, the Plan shall not provide contributions or benefits for one or more Owner-Employees who control one or more unincorporated trades or businesses, unless the employees of each such unincorporated trade or business which such Owner-Employees control are included under a plan which satisfies the requirements of Section 401(a) and (d) of the Internal Revenue Code, and which provides contributions or benefits for employees not less favorable than those provided for such Owner-Employees under this Plan. For purposes of this Paragraph 3.8, an Owner-Employee, or a group of Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such group of Owner-Employees together own the entire interest in an unincorporated trade or business, or in the case of a partnership, own more than 50% of either the capital interest or the profits interest in such partnerships. An Owner-Employee shall mean a sole proprietor, or, in the case of a partnership, any person who owns more than 10% of the capital or profits interest.

     3.9 Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n) (3) of the Code, the employees of the Employer shall include individuals defined as Employees in
Section 2.1(y) of the plan.


                                     III-5

     3.10 Participation and Accrual. A leased employee within the meaning of
Section 414(n) (2) of the Code shall become a Participant in, and accrue benefits under, the plan based on service as a leased employee only as provided in provisions of the plan other than this Section 3.



                                      III-6

                                  ARTICLE FOUR

                               RETIREMENT BENEFITS



     4.1 The Normal Retirement Benefit contemplated for every participant, commencing on his Normal Retirement Date, shall be a pension for life, payable monthly, in the Normal From of Retirement Benefit, and in an amount determined by the Benefit Formula specified in Article 2.

     4.2 The following limitations on retirement benefits shall apply:

     (a) Basic Limitation: Regardless of any other provision of this Plan, no annual benefit payable to a Participant hereunder, and under any other qualified defined benefit plan of the Company (or of any other entity which is a member of a controlled group of entities as defined in Internal Revenue Code Sections 414(b), (c) or (m) or which the Company is also a member), shall exceed the Maximum Permissible Amount, namely the lesser of:

          (i)  $90,000; or

          (ii) 100 percent of the Participant's annual compensation for the most highly paid 5 consecutive Limitation Years during which he was an Employee, divided by 5.

          For purposes of applying these limitations, "Compensation" shall mean the Participant's "wages, salaries, fees for professional services and other amounts received for personal service actually rendered in the course of employment with the Company, and such other amounts as are specified by Treasury Department Regulation Section 1.415-2(d)(1). Compensation shall exclude all items specified in Treasury Department Regulation Section 1.415-2(d) (2), including contributions to a plan of deferred compensation, amounts realized from qualified or nonqualified stock options, and other amounts which receive special Federal Income Tax benefit (such as contributions to 403(b) annuity contracts or premiums qualifying for exclusion from income under
          Section 79 of the Code)." In the case of a Self-Employed individual, "Compensation" shall mean the Participant's "Earned Income (within the meaning of Internal Revenue Code Section 401(c) (2), but determined without regard to any exclusion under Internal Revenue Code
          Section 911) from the Company."

          If the retirement income benefit under the Plan begins before age 62, the determination as to whether the dollar limitation has been satisfied shall be made by adjusting such dollar limitation to the actuarial equivalent of a $90,000 annual benefit beginning at age 62, but not below $75,000, if the benefit begins at or after age 55; or if the benefit begins before age 55, the amount which is the actuarial equivalent of the $75,000 limitation for age 55. If the retirement income benefit under the Plan begins after age 65, the determination as to whether the dollar limitation has been satisfied shall be made by adjusting such dollar limitation to the actuarial equivalent of a $90,000 annual benefit beginning at age 65.

          For purposes of making any adjustments in Maximum Permissible Benefit required by this paragraph 4.2, the interest rate to be used shall be as specified in the definition of Actuarial Equivalence contained herein, but no less than 5 percent when the Plan benefit is paid in a form other than a single life annuity, or if the benefit commences prior to age 62; but no more than 5 percent if the benefit commences after age 65.

          The dollar limitation mentioned in this Subparagraph shall be adjusted so as to be equal to the maximum dollar limitation for defined benefit plans prescribed by the Secretary of the Treasury or his delegate. No such adjustment shall be taken into account before the year for which such adjustment first takes effect. However, no such adjustment shall affect the benefit payable to any terminated or retired vested Participant, except to the extent required to permit payment of an actuarially equivalent benefit, for a retirement benefit commencing after Normal Retirement Date. The computation of such adjustment shall be as follows in the case of a separated Participant:

               The accrued benefit payable in the Normal Form of Retirement Benefit shall be multiplied by a fraction, the numerator of which is the dollar limitation in the Limitation Year of computation, and the denominator of which is the dollar limitation in effect in the Limitation Year in which the Participant separated from service. The result of this multiplication is the applicable limitation, notwithstanding the 100% of computation limit referred to above.

     (b) Exemption to Basic Limitation: Notwithstanding the limitation se forth in Subparagraph (a) above, the benefits payable with respect to a Participant under any defined benefit plan shall be deemed not to exceed the limitation of Subparagraph (a) if:

          (1) the annual benefit payable with respect to such Participant under such Plan and under all other defined benefit plans subject to Subparagraph (a) above does not exceed $10,000 for the Limitation Year, or any prior Limitation Year, and

          (2) the Company has not at any time maintained a defined contribution plan in which the Participant participated.

     (c) Secondary Limitation: The limitations in both Subparagraph (a) and (b) shall be reduced, in the case of any Employee who has less than 10 years of Service with the Company for purposes of eligibility at the time of commencement of receipt of benefits, by multiplying the limitations by a fraction, the numerator of which is the number of Years (or completed months thereof) of Service with the Company, and the denominator of which is 10. A month of service is any month in which the Employee is credited with 83 or more hours of service.

     (d) "Annual Benefit" Defined: For purposes of Subparagraph (a) above, "annual benefit" means the benefit payable tin the form of a straight life annuity with no ancillary benefits, or a qualified joint and survivor annuity, if specified as the Normal Form of Retirement Benefit. Benefits not directly related to retirement, as well as benefits attributable to employee contributions or rollover contributions, shall not be taken into account. If a qualified joint and survivor annuity is the Normal Form of Retirement Benefit, optional modes of settlement under the Plan cannot result in payments exceeding the basic limitation of Subparagraph 4.2 computed on the basis of a straight life annuity.

     (e)  Actuarial Adjustment for Alternative Forms of Benefits:
          Notwithstanding any other provision of
          this Plan, if the Annual Benefit is payable under the plan to a participant in the form other than a straight life annuity, or a qualified joint and survivor annuity, the Maximum Permissible Amount shall be adjusted to the equivalent of a straight life annuity beginning at the same age. The interest rate assumption used for determining the actuarial equivalence of such other forms of benefits will be the greater of the rate specified in the definition of Actuarial Equivalence contained herein, or 5 percent.

     (f) In any case in which an individual is or has been a Participant in both a defined benefit plan and a defined contribution plan maintained by the Company (or by any other entity which is a member of a controlled group of entities, as defined in Internal Revenue Code
          Section 414(b), (c) and (in), of which the Company is a member), the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Limitation Year may not exceed 1.0.

          If any reductions are required in order not to exceed this fraction, they shall be made to any defined contribution plan of the Company, first to any profit sharing plan of the Company, and next to any money purchase pension plan of the Company.

          Such reduction shall be effected by reducing the sum of the current Limitation Year Annual Additions to the Participant's account, so that the defined contribution fraction does not exceed 1.0 minus the defined benefit fraction at the end of the Limitation Year.

          Provided further, that if this reduction is insufficient to reduce the overall limit to 1.0, then the defined benefit fraction shall be reduced to the extent necessary to bring about compliance.

     (g) Restrictions on benefits for highly-paid Employees within 10 years of Plan commencement: The following limitation shall apply to those Employees who are among the 25 Employees most highly paid at the time of the Plan's adoption (including Employees not participating on such date), and whose accrued Normal Retirement Benefit exceeds $1,500 (herein referred to as the "top 25"):

          (1) If, within 10 years after the date of the Plan's adoption, the Plan is terminated, no benefit shall be paid to such Employee out of Company contributions (or funds attributable thereto) in excess of such benefits which can be provided by the greater of (A) or (B) below:

               (A) $20,000, or if greater, an amount computed as follows: 20 percent of the average of the annual compensation of the Employee during the 5 Limitation Years preceding the date this restriction is applied (excluding annual compensation in excess of $50,000), multiplied by the number of years between the date of adoption of the Plan; and the earliest to occur of:

                    (i)  the date of termination of the Plan;

                    (ii) the date the benefit of the Employee described in (g)
                         above becomes payable.

               For purposes of determining the contributions which may be used for the benefit of an Employee when (ii) of this Subparagraph applies, the number of years taken into account shall be recomputed for each year from the date of application to the date payment is actually made.

               (B) If this Plan is covered by the Pension Benefit Guaranty Corporation ("PBGC") with respect to a substantial owner, as defined in Section 4022(b) (5) of ERISA, a dollar amount which equals the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, or if the Plan is not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with PBGC regulations; and with respect to all other Participants, a dollar amount which equals the present value of the maximum dollar benefit described in Section 4022(b) (3) (B) of ERISA (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier, and determined in accordance with PBGC regulations) without regard to any other limitation in Section 4022 of ERISA.

          (2) The above limitation shall also apply, during the first 10 years after the adoption of the Plan, to any former Employee who has retired or otherwise terminated his service with the Company, as well as to any Employee still employed by the Company, even if no longer an active Participant in the Plan, as long as such Employee was a member of the top 25.

               However, notwithstanding anything to the contrary contained herein, the restrictions on benefits for the top 25 shall not apply to limit the amount of current retirement or disability income benefit payments made pursuant to Paragraphs 7.1 and 8.1; provided that at the time of each payment the Plan is in full effect.

          (3) If the Plan is amended to increase benefits substantially, these limitations will apply in the case of an increase, as follows: in lieu of the dollar limitation provided above, the limit shall be the greatest of the following 4 amounts:

               (i) Company contributions (for funds attributable thereto) which would have been applied to provide the benefit for the Employee if the previous plan had been continued without change;

               (ii) $20,000;

               (iii) The sum of: (1) Company contributions (or funds
                    attributable thereto) which would have been applied to provide benefits for the Employee under the previous plan if it had been terminated the day before the effective date of the change; and (2) an amount computed by multiplying the number of years after that date by 20 percent of the average of the annual compensation of the Employee during the 5 Limitation Years preceding the date this restriction is applied (excluding compensation in excess of $50,000);

               (iv) If this Plan is covered by the Pension Benefit Guaranty
                    Corporation ("PBGC") with respect to a substantial owner, as defined in Section 4022(b) (5) of ERISA, a dollar amount which equals the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, or if the Plan is not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with PBGC regulations; and with respect to all other Participants, a dollar amount which equals the present value of the maximum dollar benefit described in Section 4022(b) (3) (B) of ERISA (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier, and determined in accordance with PBGC regulations), without regard to any other limitation in Section 4022 of ERISA.

          (4) The term "benefit" includes: any amounts payable to a Participant because of termination of employment, any periodic retirement or disability payments, and any separately determined and allocable cost of a death benefit payable after retirement. The term "benefit" does not include the cost of any death benefit with respect to an Employee before retirement, nor the amount of any death benefit actually payable after the death of the Employee, whether such death occurs before or after retirement.

          (5) If the periods measured to apply these limitations include partial years as well as full years, any partial year shall be dropped from the computation.

          (6) Any Company contributions that, in the event of early termination, cannot be used for the benefit of the top 25 under the above limitation, shall be equitably apportioned among the remaining Participants; provided, that if all liabilities to other Employees arising out of termination of the Plan have first been satisfied, excess reserves arising from the above limitations on benefits for the top 25 may be used in a nondiscriminatory manner to benefit the restricted Employees.

          This Subparagraph (g) and the following Subparagraph (h) are included in this Plan under the requirements of Treasury Regulation Section 1.401-4(c), and this limitation shall become ineffective at such time that a Regulation Section, or any substitute thereof, is no longer effective or applicable.

     (h)  Special Arrangement for Payments to Highly-Paid Employees in Certain
          Cases: In the event that the benefits of any of the top 25 become payable within the first 10 years of the Plan's starting date, the payment in one lump sum of the entire amount to which the retired, terminated, or disabled Participant is entitled, while the Plan is in full effect, shall not be restricted, provided the following conditions are met.

          The Participant must enter into a written agreement with the Trustee, binding on the Participant's estate, in which the Participant agrees to repay to the Trust a sum equal to the Actuarial Equivalent of the amounts by which the Participant's monthly retirement benefits herein would have been decreased during the Participant's then remaining lifetime pursuant to the provisions of this immediately preceding Subparagraph, in the event the Plan is terminated within the first 10 years after establishment. The Participant must also guarantee payment of any amount required to be repaid by the agreement, by depositing with a depositary acceptable to the Trustee, simultaneously with the aforementioned lump sum payment, property having a fair market value equal to 125 percent of the amount repayable if the Plan had been terminated on the date of payment of said entire amount in one lump sum. Said property is to be held by the depositary until receipt of a certification by the Trustee that the Participant (or his estate) is no longer obligated to repay any amount under the agreement. The Participant must further agree that if the market value of the property held by the depositary falls below 110 percent of the amount which would then be repayable if the Plan were then to be terminated, he will deposit additional property necessary to bring the value of the property held by the depositary up to the 125 percent of such amount.

                                  ARTICLE FIVE

                                  CONTRIBUTIONS

     5.1 The Company shall pay over to the Trustee, no later than such time as may be prescribed by Federal Law, the funds required to pay the initial and renewal premiums on the Contracts issued under this Plan, and to provide the amounts required under Paragraph 4.1, based on the actuarial method used by the enrolled actuary of the Plan, and subject to the minimum funding requirements prescribed by law. These payments shall be irrevocable contributions to the Trust, except as provided under Article 17.

     5.2 The Company shall pay all the costs of this Plan.

     5.3 Any amounts released by the forfeiture by any Participant of all or part of his Accrued Benefit may not be used to increase the benefits which other Participants would otherwise receive under the Plan. They shall be used only to reduce the Company's contributions in the current or succeeding years.

     5.4 The Fund Account shall be valued at least annually.

     5.5 Participants are not permitted to make any voluntary contributions under this Plan.

     5.6 The fact that a benefit shall accrue to the Participant shall not vest in the Participant title or interest in and to any assets, except at the time or times and upon the terms and conditions expressly set forth in the Plan.

                                   ARTICLE SIX

                    INSURANCE BENEFITS AND CHANGE OF BENEFITS


     6.1 The Trustee, if directed by the Company to purchase insurance pursuant to this Paragraph 6.1, shall within 60 days apply to the Insurer for, and purchase on the life of each participant:

     (a) If insurable at standard rates or substandard rates, an ordinary life or term insurance contract in an amount specified by the Company, not to exceed 100 times the projected monthly normal retirement benefit.

     (b) If not insurable at standard or substandard rates, an annual premium deferred annuity contract, in an amount that the Company shall in its sole discretion decide, and so direct the Trustee to purchase, but in no case less than the amount which can be purchased by the minimum premium required by the Insurer selected by the Company.

Each Contract purchased under Paragraph 6.1 or 6.2 shall provide that the dividend plan shall be premium reduction. Any dividend payable upon maturity of the policy or annuity shall be payable in cash to the Trustee.

     6.2 As of the first day of the current Plan Year, the Company shall determine whether the Contract on the life of each Participant provides the amount of insurance or annuity indicated pursuant to Subparagraph 6.1(a) or (b), in an evaluation to determine whether the insurance can be incrementally increased or decreased as follows. If the Contract on the life of each Participant does not provide the amount of insurance or annuity indicated pursuant to Subparagraph 6.1(a) or (b), the Trustee, when so directed by the Company, shall take such action as set forth below.

     (a) The Trustee, when so directed by the Company, pursuant to Subparagraph 2.1(v) above shall apply for an additional Contract on the life of such Participant, in an amount indicated in Subparagraph 6.1(a) or
          (b), in accordance with his current Compensation, but subject to any minimum face amount requirements of the Insurer selected by the Company.

     (b) If the normal retirement benefit projected for a Participant is less by $20.00 or more per month than that which was computed for the previous Plan Year on the basis of the then existing Compensation, the Trustee, when so directed by the Company, shall have the then existing Contracts reduced to an amount equal to the requirements of Subparagraph 6.1(a) or (b), but no annuity contract shall be reduced unless necessary to prevent over-funding the Plan.

     (c) If it becomes necessary to reduce or surrender an existing Contract, the Trustee may either surrender the excess insurance coverage or retain it as a general investment of the Fund Account. If any portion of the value of the policies or annuities issued on the life of the Participant shall be released, such portion shall be deposited into the Fund Account. In addition, no Contracts shall be purchased within five years of Normal Retirement Date, unless otherwise directed by the Company. Provided, however, that the Participant may continue (limited to the extent of voluntary contributions) the entire premium costs of continuing the amount of the Contract to be reduced or surrendered, in which case the Contract or Contracts will not be reduced or surrendered.

     (d) Participants who commence or recommence participation in the Plan on any day other than the first day of the Plan Year will not have insurance purchased on their behalf until after the first day of the first Plan Year subsequent to such date of entry.

     6.3 In lieu of the purchase of insurance provided for in Paragraph 6.1, Trustee shall purchase, if directed by the Company to purchase insurance pursuant to this Paragraph 6.3, by uniform procedure applicable to all Participants, within 60 days of being so directed, paid-up or annual premium life insurance, endowment, retirement income or annuity contracts for the benefit of each Participant. The aggregate amount of the premiums paid on all ordinary life insurance contracts purchased for the benefit of any particular Participant shall, at all times, be less than 50 percent of the total Company contributions for the benefit of said Participant. The aggregate amount of the premiums paid on all term life insurance contracts purchased for the benefit of any particular Participant shall, at all times, be less than 25 percent of the total Company contributions for the benefit of said Participant.

If any Company contributions for the benefit of the Participant are applied to pay premiums on both ordinary life insurance and term life insurance policies, the total of the term life insurance premiums and one-half of the ordinary life insurance premiums shall be less than 25 percent of aggregate contributions. The percentage of such Company contributions to be used to purchase insurance shall be specified by the Company to the Trustee, and shall be non-discriminatory with regard to each Participant, measured for all Participants either as a percentage of contributions or as a ratio of life insurance benefits to the projected monthly retirement benefits, subject to the limitations listed in this Paragraph.

     6.4 The Company reserves the right to change its directions to Trustee pursuant to the provisions of this Article, provided that such changes do not result in discrimination in favor of officers, shareholders, or highly-compensated Employees.

     6.5 Each application shall designate, and each policy shall provide, that the Trustee remain the owner of the Contract during the lifetime of the Participant. All rights, benefits, and privileges under such Contract shall be vested in the Trustee.

To the extent practical, and in the best interests of the Plan and its Participants, the Trustee shall arrange that all Contracts purchased under this Plan shall bear the same premium due date.

     6.6 The Trustee shall be designated to receive the proceeds of any Contract which becomes payable upon the death of the Participant. The Trustee may, however, request Insurer to make any beneficiary designation as may be made by the Participant under Paragraph 9.6 below. In such event, the Beneficiary so designated may be revoked only upon the completion of the requirements established by the Insurer, and under the terms of any Contracts and rules of the Insurer.

     6.7 Each Contract may be subject to the terms of an Annuity Purchase Rider, applied for by the Trustee and issued as part of the Contract, which provides for the purchase of additional monthly retirement benefit at the participant's retirement.

     6.8 Trustee shall convert the entire value of the life insurance Contract at or before retirement into cash or an annuity to provide periodic income, so that no portion of such value may be used to continue lifetime insurance protection beyond retirement, or Trustee may distribute the contract to the Participant.

If a Participant terminates employment prior to retirement, such conversion shall take place no later than one year after the date any benefits would, if forfeitable, be forfeited pursuant to Paragraph 10.1, but if a distribution is so made to such participant prior to that time, the Trustee shall, if directed by the Plan Administrator, distribute the contract to the participant.

in the event that the Participant is less than 100% vested in his Accrued Benefit at the time of distribution, the Trustee may allocate the Participant's vested interest first to the Cash Value of the Contract after determining the total dollar value of his vested interest, with any values of his vested interest in excess of the Cash Value of the Contract to be allocated to the remaining portion of his Accrued Benefit.

     6.9 Upon the death of a Participant, the Trustee shall take all necessary steps and shall execute all required documents to permit the beneficiary to collect the death benefits provided pursuant to the specified method of payment.

     6.10 If an eligible Employee or Participant dies after a contribution has been made in his behalf for a life insurance or annuity Contract, but before the Contract is in effect, the death benefit from such Contract in such a case shall be limited to the premiums so contributed. Neither the Plan, the Trustee, nor any other party shall be liable to pay any additional death benefit resulting from the failure to apply for Contracts as directed by the Company.

     611 Trustee's Payments: From the funds available to them, the Trustee shall pay to the Insurer the initial premiums in advance and renewal premiums as they fall due. If such funds are insufficient to pay the premiums as they fall due, the Trustee shall notify the Company of this fact within 15 days prior to the expiration of the grace period allowed in the Contracts.

In such eventuality, the Company shall either provide the necessary funds, or shall instruct the Trustee to:

     (a)  Pay an installment of the premium due, if permitted by the Insurer; or

     (b) Borrow proportionately against the loan value of the Contracts to provide the deficient funds (repayment to be made in a like proportionate manner); or

     (c) Permit the Contracts to lapse for non-payment, in which case, unless instructed to the contrary by the Company, the Trustee shall elect the reduced paid-up insurance nonforfeiture option in the Contracts.

                                  ARTICLE SEVEN

                       COMMENCEMENT OF RETIREMENT BENEFITS



     7.1 A Participant may elect to retire on his Normal Retirement Date, whereupon his eligibility for additional benefit accruals shall cease. If a Participant remains in the employ of the Company subsequent to his Normal Retirement Date, he shall receive a retirement benefit commencing at his actual retirement, in an amount that is no less than the amount he would have received if he had retired at his Normal Retirement Date, but which shall be, if greater, the actuarial equivalent of the Participant's share of Plan assets, determined by segregating on the books and records of the Trust the amount required, on an actuarially equivalent basis, to purchase his Normal Retirement Benefit, and by investing said amount and adjusting said segregated amount for investment gains and losses, no less frequently than on each Plan Anniversary. If the Company consents, a participant may retire on his Early Retirement Date, whereupon his eligibility for additional benefit accruals shall cease.

If a Participant has separated from service with a vested benefit before the Early Retirement Date, he is entitled at that date to receive a benefit equal to the benefit to which he would be entitled at the Early Retirement Date.

     7.2 In the case of Early Retirement, the vesting schedule shall apply. In the case of Normal Retirement, the total amount credited to an employed Participant's account shall become 100 percent vested at the Participant's Normal Retirement Age. If the Company makes a contribution for a Participant subsequent to such date, such Participant shall be 100 percent vested in that contribution and any earnings thereon. The Trustee shall distribute to a retired Participant the value of his vested amount in accordance with the provisions of
Article 11.

     7.3 In the case of Early Retirement, the benefit shall commence on the Early Retirement Date or Normal Retirement Date, or on any intervening date, and the amount of such Early Retirement Benefit shall be determined as follows:

     (a) If the payment of benefits commences at Normal Retirement Date, the amount of the benefit shall be the Participant's vested Accrued Benefit, as accrued at his Early Retirement Date.


                                      VII-1

     (b) If the payment of benefits commences prior to Normal Retirement Date, the amount of the benefit shall be the actuarial equivalent of the Participant's vested Accrued Benefit payable at Normal Retirement Date, as accrued at his Early Retirement Date. The actuarial equivalent shall be determined as the benefit which can be provided, at the Participant's attained age on the date benefits commence, by the present value at such date of the amount necessary to provide the Participant his Vested Accrued Benefit at Normal Retirement Date.

     7.4 Payments by Trustee to any Participant of such Participant's interest hereunder shall begin on the first day of the month following the latest to occur of

     (a)  Normal Retirement Age;

     (b) The Plan Anniversary Date coinciding with or following termination of service with the Company. However, in no event shall such payments commence after April 1st of the calendar year following the calendar year in which he attains age 70 1/2 or, in the case of a Participant who is not a 5% owner (as defined in Subparagraph 2.1(x)), in which he retires, whichever is the later. Distributions to 5% owners of Company must begin no later than the April 1st of the calendar year following the calendar year in which they attain age 70 1/2.

Trustee may make payments at an earlier date than herein above set forth, as directed by the Plan Administrator, for reasons of death, disability, early retirement or termination of service; provided, however, that all Participants shall be treated alike under like circumstances.

A Participant may make an election to defer commencement of payment of benefits beyond the latest of the dates given above; provided, that the election is made in writing, signed by the Participant, and submitted to the Plan Administrator prior to the close of the Plan Year following which payment of benefits would otherwise commence. If payment is to be other than in the form of a qualified joint and survivor annuity, the decision of the Plan Administrator as to the form in which the benefit shall be payable shall be required as provided in Subparagraph 11.2(d). In no event may an election be made which would violate the restrictions contained in Subparagraph 11.2(d), or which would defer commencement of benefits beyond the calendar year following the calendar year in which he attains age 70 1/2.



                                     VII-2

                                  ARTICLE EIGHT

                               DISABILITY BENEFITS


     8.1 Any Participant who has become totally and permanently disabled shall be entitled to retire, effective the first day of the next Plan Year subsequent to the date disability commenced, but payment shall be made only after the Plan Administrator receives written notice of a determination of such disability by a medical certificate issued by a doctor selected or approved by the Plan Administrator. Total disability shall mean disability of either a physical or mental nature, so as to prevent the Participant from performing the duties of his employment with the Company. Permanent Disability shall mean disability of either a physical or mental nature, which is expected to last for a period of 6 months or longer, and which results in a termination of the Participant's employment with the Company. All Participants shall be treated alike under similar circumstances.

     8.2 A Participant retiring because of such disability shall be entitle to commence receiving benefits on the Disability Retirement Date or Normal Retirement Date, or on any intervening date, and the amount of such disability retirement benefit shall be determined as follows:

     (a) If the payment of benefits commences at Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit, as accrued at his Disability Retirement Date.

     (b) If the payment of benefits commences prior to Normal Retirement Date, the amount of the benefit shall be the actuarial equivalent of the Participant's Accrued Benefit payable at Normal Retirement Date, as accrued at his Disability Retirement Date.

     8.3 In lieu of a determination of disability pursuant to Paragraph 8.1 above, a determination of entitlement for disability benefits under Social Security shall be conclusive evidence of total and permanent disability, but a failure to attain such determination shall not be determinative of any rights to receive disability benefits under this Plan. Recovery from total and/or permanent disability subsequent to entitlement for receipt of benefits under this Article shall not prejudice any right to receive or to continue to receive such benefits.

                                     VIII-1

I
                                  ARTICLE NINE

                                 DEATH BENEFITS



     9.1 If insurance is purchased in accordance with paragraph 6.1, the death benefit, if the Participant dies prior to commencement of payment of his retirement benefits, shall be the greater of:

     (a) the sum of:

          (1)  the proceeds of the Contracts, and

          (2) the Participant's actuarially determined share of the Fund Account as of the next valuation date; or

     (b)  the sum of:

          (1)  the Cash Value of the Contracts, and

          (2) the Participant's actuarially determined share of the Fund Account as of the next valuation date.

Notwithstanding the above, in no event may the death benefit under Subparagraph
(a) above exceed 100 times the Participant's projected monthly Normal Retirement Benefit.

     9.2 If insurance is purchased in accordance with Paragraph 6.3, or if purchased in accordance with Paragraph 6.1 nonetheless the conditions contained in Paragraph 6.3 with respect to limitations on the purchase of insurance are met with respect to a Participant, in the event of the death of such Participant, prior to commencement of payment of retirement benefits, his death benefits shall be the actuarially determined share of the Fund Account as of the next valuation date, and the proceeds of any Contracts.

     9.3 If no insurance is purchased or in force, in the event of the death of a Participant prior to retirement, his death benefits shall be the actuarially determined share of the Fund Account as of the next valuation date.

     9.4 The actuarially determined share of the Fund Account shall be equal to the present value of the Accrued Benefit under the Plan, less any Cash Surrender Value attributable to policies on the Participant's life for which he has the right to designate a beneficiary.


                                      IX-l

     9.5 The above described death benefit shall be paid to the Participant's designated Beneficiary as soon as is convenient, but not later than 60 days after the next valuation date.

     (a) If insurance exists as a Trust asset, the following shall apply to the insurance proceeds.

          (1) The Plan Administrator, at the direction of the Participant, shall direct the Trustee to designate a settlement option, as enumerated in Paragraph 11.2 for the insurance.

          (2)  If no mode of settlement has been selected in accordance with (a)
               (1) above, the Plan Administrator, at the direction of the Beneficiary, shall direct the Trustee to designate a settlement option, as enumerated in Paragraph 11.2, within 60 days after the day on which a lump sum in full discharge of the death benefit obligation under any insurance Contracts first becomes payable.

          Under no circumstances may the mode of settlement from the insurance proceeds be other than one permitted by Paragraph 11.2.

     (b)  In regard to non-insurance Trust assets, the following shall apply:

          (1) The Plan Administrator, at the direction of the Participant, shall direct the Trustee to designate a settlement option, as enumerated in Paragraph 11.2 for the Trust assets.

          (2)  If no mode of settlement has been selected in accordance with (b)
               (1) above, the Plan administrator, after consultation with the Beneficiary, shall direct the Trustee to designate a settlement option as permitted in Paragraph 11.2 within 60 days after the day on which a lump sum in full discharge of the death benefit obligation first becomes payable.

     9.6 The Beneficiary or successor Beneficiary of any death benefit shall be in accordance with the designation made by the Participant. The Participant shall have the right to designate the Beneficiary or successor Beneficiary by filing a Designation of Beneficiary form with the Plan Administrator. At any time, and from time to time, each Participant shall have the unrestricted right to change the designation of the beneficiary to receive any death benefits hereunder. All designations shall be made in writing on the form required by the Plan Administrator, and shall be filed with the Plan Administrator. If no designation has been made, if the designated Beneficiary has predeceased the Participant, or if the designation of beneficiary is inoperative for any reason as to any part of any death benefit hereunder, then the participant shall be deemed to have designated the following as his Beneficiary, with priority in the order named:

          (1)  his widow or her widower, as the case may be;

          (2)  his issue, per stirpes;

          (3)  his parents;

          (4)  his brothers and sisters, per stirpes; and

          (5)  his estate.

Notwithstanding anything to the contrary contained herein, if a Participant is married, no designation of a beneficiary other than the Participant's spouse, or change of designation from a Participant's spouse to someone else, shall be valid, unless the Participant's spouse consents in writing to such designation or change, and the spouse's consent acknowledges the effect of such election, and is witnessed by the Plan Administrator or a notary public, unless it is established to the satisfaction of the Plan Administrator that such consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstance as may be prescribed by regulations to be issued by the Secretary of the Treasury. Any such consent by a spouse shall be effective only with respect to such spouse.

     9.7 In the event a vested Participant separates from service with the Company and subsequently dies before commencement of payment of benefits, the amount of death benefits shall be determined under the provisions and limitations of this Article and Article Eleven, but limited to his vested Accrued Benefit, as determined on the day before his death, and the proceeds of any Contracts (reduced by their Cash Value).

                                   ARTICLE TEN

                             NONFORFEITABLE BENEFITS

     10.1 A Participant shall have a nonforfeitable right, prior to death, total and permanent disability, or Normal Retirement Date, in 100% percent of his Accrued Benefit derived from Company Contributions.

     10.2 For purposes of determining Years of Service under Paragraph 10.1 above, all Years of Service with the Company are to be credited for purposes of vesting, except:

     (a) Years of Service prior to any period of consecutive 1 year Breaks in Service, if the Employee was not vested in benefits deriving from Company Contributions at the time he incurs a period of consecutive 1 year Breaks in Service, and his number of consecutive 1 year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of his Years of Service, whether or not consecutive, completed before such period of consecutive 1 year Breaks in Service.

     (b) Years of Service prior to any period of consecutive 1 year Breaks in Service, until the Participant has completed 1 Year of Service after such period.

     (c) Years of Service during any period for which the Company did not maintain this Plan or a predecessor plan.

     (d)  Years of Service completed by an Employee before he attains age 18.

     10.3 The vested portion of any Participant's Accrued Benefits shall be a percentage of each Participant's Accrued Benefit on the basis of the Participant's number of Years of Service according to the following schedule:

                       Years of Service                       Percentage
                       ----------------                       ----------
                          Less than 3                                0%
                                    3                               20%
                                    4                               40%
                                    5                               60%
                                    6                               80%
                                    7                              100%

     10.4 The nonforfeitable account of a Participant shall be the product of his vested percentage times his Accrued Benefit. If the vesting schedule of the Plan is or has been amended (including any change resulting from the operation of Paragraph 19.4), for all Plan Years beginning with the Plan Year in which the amended vesting schedule is effective, the vested percentage of a Participant's Accrued Benefit shall be computed in accordance with the amended schedule.

However, at no time after the date of adoption of an amended vesting schedule (or the effective date, if later) shall a participant's nonforfeitable Accrued Benefit be less than an amount ("V") determined by the formula: V = A x C(1) + B x (C(2) C(1)). For purposes of applying the formula: A is the vested percentage at the date of adoption of an amended vesting schedule (or its effective date, if later); B is the vested percentage at any time after the amendment computed in accordance with the amended vesting schedule; C(1) is the Accrued Benefit at the date of adoption of the amended vesting schedule (or is effective date, if later), and C2 is the Accrued Benefit at any time subsequent to the date or adoption (or its effective date, if later).

     10.5 A Participant having at least 5 Years of Service with the Company prior to the expiration of the election period described below may elect to have his vested portion computed under the Plan without regard to any subsequent amendment to the vesting schedule. An amendment to the vesting schedule includes any amendment which directly or indirectly affects the computation of the vested percentage of an Employee's account balance, and includes any change resulting from the operation of Paragraph 19.4. Such an election shall be irrevocable, and must be filed with the Plan Administrator no later than 60 days after the day the Plan amendment is adopted, or becomes effective, or the Participant is issued written notice of the amended vesting schedule by the Plan Administrator (whichever last occurs).

In the event that a Participant makes the election as hereinabove provided, the vesting schedule in effect prior to the amendment of the vesting schedule shall apply to determine the vested percentage of such participant's account.

Notwithstanding the above, no election shall be permitted if the vesting schedule in effect prior to the amendment did not satisfy the requirements of Internal Revenue Code Section 411(a) (2), unless under such schedule all Participants are at least 50 percent vested after 10 Years of Service and 100 percent vested after 15 Years of Service. Furthermore, no election shall be allowed to any Participant whose vested percentage under the Plan, as amended, cannot be less at any time than such percentage determined without regard to such amendment.

     10.6 Any Participant who has terminated employment or who is no longer a member of an eligible class of Employees, and who is entitled to a deferred vested benefit under the Plan, and who has not received a distribution of such benefit by the end of the Plan Year following the Plan Year in which such termination of employment or eligibility occurred, shall be given notification of the following by the Plan Administrator:

     (a)  the amount of his vested benefit;

     (b)  the amount of his pre-retirement death benefit;

     (c)  the Normal Retirement Date of the Plan;

     (d) any benefits which are forfeitable if the Participant dies before a certain date; and

     (e) such other information as may be prescribed by regulations issued by the Secretary of the Treasury or his delegate.

                                 ARTICLE ELEVEN

                               PAYMENT OF BENEFITS



     11.1 When a Participant's employment is terminated, the Plan Administrator shall determine his vested interest.

     (a) Distribution. If, upon termination of a Participant's employment for any reason other than retirement, death or total and permanent disability, the present value of the Participant's vested Accrued Benefit shall not exceed $3,500 (or such lesser amount as may be prescribed by the regulations of the Secretary of the Treasury governing such payments), the Plan Administrator may direct the Trustee to distribute the present value of the vested Accrued Benefit to the Participant. If the present value of the Participant's vested Accrued Benefit exceeds the amount specified in the preceding sentence, the Participant and his spouse, if any, may file with the Plan Administrator a written request for the payment of the entire amount of the present value of his vested Accrued Benefit, and the Plan Administrator may thereupon direct the Trustee to pay out this amount. The present value shall be determined on the basis of the definition of Actuarial Equivalence contained in Subparagraph 2.1(b), but the interest rate shall not be greater than the interest rate which would be used (as of the date of distribution), by the Pension Benefit Guaranty Corporation, for purposes of determining the present value of a lump sum distribution on plan termination. In no event may the amount payable prior to Normal Retirement Date exceed the amount payable as an Early Retirement Benefit.

          If an Employee, upon termination for any reason other than retirement, death or total and permanent disability, does not consent to the payment of all of his vested Accrued Benefit, and if the then value of such Accrued Benefit exceeds $3,500 (or such lesser amount as may be prescribed by the regulations of the Secretary of the Treasury governing such payments), the Employee's vested Accrued Benefit shall be payable at Normal Retirement Date, or an actuarial equivalent thereof, if benefit payments are to be received under the Early Retirement provisions of the Plan.

                                      XI-l

     (b) Return to Service After Termination of Employment. If an individual who has received a distribution of his vested benefit above, representing less than 100 percent of the present value of his Accrued Benefit, is rehired, and such distribution was made not later than the second Plan Year following the Plan Year in which termination of employment occurred, that rehired individual may repay the amount of the distribution to the trustee together with interest. Such repayment may be made not later than the later of:

          (1) the end of the 5-year period beginning with the date of distribution; or

          (2) the end of the vesting computation period within which the Participant has the 5th of 5 consecutive 1 year Breaks in Service.

          Interest shall be computed on the amount of the distribution, from the date of such distribution to the date of repayment, compounded annually from the date of the distribution, at the rate of 5%, or such other rate as is determined under Internal Revenue Code Section 411(c)
          (2) (C) in effect on the date of repayment. Upon such repayment, the rehired individual shall, for purposes of benefit accrual, as defined in Subparagraph 2.1(a), have his Years of Participation computed without regard to any Break in Service years, but giving credit to the pre-break years for benefit accrual. The rehired Employee who has received such a repayable distribution of his vested benefit, and does not repay such amount, shall not be credited with Years of Participation prior to the separation from service for purposes of the numerator in the benefit accrual fraction, as defined in Subparagraph 2.1(a), although such Years of Participation shall be included in the denominator. Service disregarded under this Paragraph shall not be disregarded for purposes of determining an Employee's eligibility to participate, or his position on the Plan's vesting schedule.

          It shall be the duty of the Company to give timely notification to any rehired Employee, if such Employee is eligible to make a repayment, of his right to make such repayment, and of the consequences of not making such repayment.

          If any Participant returns to service after terminating employment or incurring a Break in

          Service, and he has not received a distribution from the Plan, the Participant's pre-break Accrued Benefit will be aggregated with any post-break Accrued t, following the definition of "Accrued Benefit" in Subparagraph 2.1(a), to determine his total Accrued Benefit, so that no duplication of benefits will result.

          If any Participant returns to service after terminating employment or incurring a Break in Service, and has received a distribution not subject to the repayment provision described above, the Participant's pre-break Accrued Benefit, following the definition of "Accrued Benefit" in Subparagraph 2.1(a), will be taken into account to determine his total Accrued Benefit, but the actuarial value at Normal Retirement Date of any distribution made to the Participant shall be an offset to any total Accrued Benefit subsequently payable under the Plan to the Participant or his Beneficiary.

          For purposes of vesting, an Employee who terminates his employment, but returns to employment without a 1 year Break in Service, continues to vest, starting at the point in the vesting schedule where he left employment, in both his pre-separation and post-separation benefit accruals. For an Employee who terminates his employment and returns to employment after a Break in Service of 1 year or more, if such Employee terminated employment with a non-forfeitable interest, upon reemployment his pre-break Years of Service will be considered for purposes of determining his vested interest in all subsequent benefit accruals deriving from Company Contributions, after he has completed a Year of Service. However, even if such Employee has no vested interest when he terminates his employment, but he is reemployed before the number of consecutive 1 year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of Years of Service, whether or not consecutive, before such period, upon reemployment his pre-break Years of Service will be considered for purposes of determining his vested interest in all benefit accruals deriving from Company Contributions, after he has completed a Year of Service.

     11.2 The Plan Administrator shall take action as may be necessary to provide a settlement of Participant's account. All modes of settlement, basic and optional, are available to Participants or Beneficiaries under Articles 7, 8 and 9 as provided herein. Payments made under Article 11.1 shall be in the form of complete lump sum payments only.

     (a) The basic mode of settlement for a Participant married on the date benefits commence shall be a qualified joint and survivor annuity contract, providing for non-increasing payments of an actuarially equivalent value of the Participant's vested Accrued Benefit. Benefits will be distributed in the form of a qualified joint and survivor annuity to a married Participant, unless both the Participant and his spouse elect not to have his benefits paid in that form. If the Participant is unmarried, benefits will be provided in the form of an annuity for the life of the Participant, unless the Participant elects not to receive benefits in that form.

          A qualified joint and survivor annuity is an annuity for the life of the Participant, with a survivor annuity for the life of his spouse, which is not less than one half of, nor greater than, the amount of the annuity payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single annuity for the life of the Participant.

          The specific ratio of the survivor annuity to the joint life annuity shall be 100%, unless the Participant requests otherwise, in which case the ratio shall be determined by the Plan Administrator, subject to the requirement that it be qualified.

          Participants with respect to which benefits shall be paid, absent a contrary election, in the form of a qualified joint and survivor annuity, or a life annuity, are those who begin to receive payments on or after the earliest date for which payments could be received in the form of an annuity, whether by reason of Normal Retirement, Early Retirement, Late Retirement or Disability Retirement, (the Annuity Starting Date).

     (b) During the election period described below, both the Participant and his spouse, if any, acting jointly, or his surviving spouse if the Participant is deceased, may elect in writing not to receive benefits under the plan in the basic mode of settlement. In the event that both the Participant and his spouse, if any, or the surviving spouse, make the above election, any death benefits under the plan shall be paid as provided in Article 9, and any retirement benefits shall be paid as provided under Subparagraph 11.2(d) below.

          The Plan Administrator shall furnish to each Participant or surviving spouse, in writing, the following basic information:

               A general description of the terms and conditions of the qualified joint and survivor annuity, or a single life annuity, if applicable; the circumstances in which it will be provided unless the Participant and his spouse, if any, or the surviving spouse, elect not to have benefits provided in that form; the rights of the Participant's spouse with respect to such an election; the availability of such election (and the right to revoke such an election); a general explanation of the relative financial effect on a Participant's or surviving spouse's benefit of such an election (or its revocation); and the availability of additional information, to be furnished within 30 days from the date of the Participant's or surviving spouse's written request, on the specific terms and conditions of the qualified joint and survivor annuity, or the single life annuity, if applicable, and the specific financial effect on the particular Participant or surviving spouse of making the above election (or revoking it). The Participant or surviving spouse must make such written request for additional information so that it be received by the Plan Administrator no later than 90 days prior to the commencement of benefits.

          Such basic information may be furnished to a Participant or surviving spouse at any time, but even if the information has been previously provided, it must be furnished by mailing or personal delivery so as to be received on or about the 180th day before the Participant or surviving spouse reaches the Annuity Starting Date.

          The election period shall be the 90 day period ending on the Annuity Starting Date.

          Any election made by the Participant or his surviving spouse, as the case may be, may be revoked in writing during the applicable election period, and after such election has been revoked, another election may be made during the applicable election period.

          A Participant's benefits shall be distributed to him no later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five" (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five" (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

          All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Section 401(a) (9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Income Tax Regulations.

          Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code
          Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     (c) Unless both a married Participant and his spouse, or a surviving spouse, if the Participant is deceased, elect in writing during the period described below not to have survivor benefits provided in this form, a qualified pre-retirement survivor annuity will be payable to the Participant's spouse for life, upon the death of the Participant, in the event that he is vested and dies before the Annuity Starting Date. In the event that both the Participant and his spouse acting jointly, or the surviving spouse, make the above election, any death benefits under the Plan shall be paid as provided in Article VII, and any retirement benefit shall be paid as provided in Subparagraph 9.3(d) below. The Participant's spouse may direct that payment of the pre-retirement survivor annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 9.3. The qualified pre-retirement survivor annuity shall be an annuity for the life of the surviving spouse of the Participant, in an amount which can be provided by the Participant's death benefit, but not less in present value than the amount the spouse would have received, had the Participant retired on the day before his death, and had commenced receiving benefits under a qualified joint and survivor annuity, which provided a survivor annuity in an amount equal to the amount of the annuity payable during the joint lives of the Participant and his spouse.

          In no event, however, shall the early survivor annuity be in an amount greater than that which can be purchased by the present value of the Participant's Account Balance, at the time for commencement of payment of such survivor benefit, less the Cash Value at such time of any contract payable to a named person (other than the Trustee) who is not the spouse of the Participant, provided that the spouse has consented to such designation.

          In the case of a qualified pre-retirement survivor annuity as described in Section 9.2(c) of this Article, the Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the qualified pre-retirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Section 9.2(b) applicable to a qualified joint and survivor annuity.

          The applicable period for a Participant is whichever of the following periods ends last; (i) the period beginning with the first day of the plan year in which the Participant attains age 32 and ending with the close of the plan year preceding the plan year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after the respective notice of benefits prescribed in this Article ceases to apply to the Participant; (iv) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provide within a reasonable period ending after the separation of service in case of a Participant who separates from service before attaining age 35.

          For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

          In the event the death benefit is not paid in the form of a pre-retirement survivor annuity, it shall be paid to the Participant's Beneficiary by one of the optional methods, as elected by the Participant (or if no election has been made prior to the Participant's death by his Beneficiary), subject to the rules specified in Section 9.3(d).

          Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a) (9) and the Regulations thereunder. If the death benefit is paid in the form of a pre-retirement survivor annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 9.3 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

          However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may, at the election of the Participant (or the Participant's designated Beneficiary), be distributed over a period not extending beyond the life of such designated Beneficiary: the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

          For purposes of Section 9.3(c), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

          Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Code
          Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     (d) If the married Participant and his spouse elect not to receive payment in the form of a qualified joint and survivor annuity, or if the Participant is not married at the time benefits commence, and has elected not to receive benefits in the form of a life annuity, the Plan Administrator, upon consultation with the Participant, shall provide a settlement from among the optional modes of settlement provided below, and in conformity with the following requirements:

          All modes of settlement, both basic and optional, shall have an equal present actuarial value at the time of commencement of payment.

          No optional settlement shall be allowed for payments due under Article 7 and 8, under which the actuarial present value of the payments to be made to the Participant and his Beneficiary, except in the case of a distribution over the joint life and last survivor expectancy of the Participant and his spouse, is not more than 50 percent of the actuarial present value of the total payments to be made to the Participant and his Beneficiaries. No insurance contract distributed as provided below may permit the time, amount or duration of payment to be not in conformity with the above restriction.

          At any time after payments commence, but before the calendar year following the calendar year in which he attains age 70 1/2, a Participant may request, and the Plan Administrator may permit, a change in the optional mode of settlement.

          The following optional modes of settlement are provided:

          (1)  Single life annuity for the life of the Participant.

          (2) Payment of all or (in the case of (5) below) part of the Participant's vested accrued benefit in a lump sum.

     (e) The timing and amount of any payment to be made (limited to the unpaid portion of a Participant's Accrued Benefit) under an optional mode of settlement shall be determined by the Participant, or by the Insurer whose payments are made under a Contract (subject to such rights as the Contract reserves to the Participant), subject to the following minimum distribution requirement: beginning in the later of the calendar year following the calendar year in which the Participant attains age 70 1/2, or in the case of a Participant who is not a 5% owner (as defined in Subparagraph 2.1(x)), the calendar year following the calendar year in which he retires, the amount to be distributed each year shall be no less than the lesser of the unpaid portion of the Participant's Account Balance or an amount equal to the quotient obtained by dividing the entire unpaid portion of the Participant's Account Balance at the beginning of such year by the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and spouse (whichever is applicable)), determined in either case initially as of the Measurement Date,--that is, the January 1st coinciding with or following the date the Participant attains age 70 1/2, or in the case of a Participant who is not a 5% owner (as defined in Subparagraph 2.1(x)) as of the age (counted in whole years) at the January 1st coinciding with or following the date the Participant retires, by use of expected return multiples in Treasury Regulations Section 1.72-9, or in case of payments by Insurer for the period computed by use of the mortality tables utilized under the Contract, redetermined annually for each calendar year commencing after the Measurement Date. In the event the Participant's Beneficiary is not his spouse, and payments are being made (other than by a life annuity) over a period of time which requires for its justification taking into account the joint and last survivor life expectancy of the Participant and his Beneficiary, or the life expectancy of the Beneficiary, the life expectancy of the Beneficiary shall not be redetermined annually, but rather shall be reduced by one for each calendar year commencing after the Measurement Date.

          Any amount paid to a child shall be treated as if it had been paid to a surviving spouse, if such amount will become payable to the surviving spouse upon such child reaching maturity.

          However, no distribution need be made in any year, or a lesser amount may be distributed, if beginning with the year the minimum distribution requirement first applies, the aggregate amounts distributed by the end of any taxable year are at least equal to the aggregate of the minimum amounts required to have been distributed by the end of such year.

     (f) Any sums remaining payable under an optional mode of settlement at the death of a Participant, either before or after commencement of distributions to him, shall be paid to his Beneficiary as follows:

          If the beneficiary is the surviving spouse and distribution had not previously commenced, the date on which distributions are required to begin shall be the later of one year after the date of death of the participant, or the date on which the Participant would have attained age 70 1/2 (and if the surviving spouse dies before distributions to such spouse begin, the rules contained in this subparagraph shall be applied as if the surviving spouse were the Participant); provided, that her entire interest is distributed over her lifetime, or over a period not extending beyond her life expectancy.

          If the beneficiary is other than a surviving spouse, and distribution had not previously commenced, distributions must begin no later than one year after the date of the Participant's death (or such later date as the Secretary of the Treasury may prescribe by regulations), provided that the entire interest is distributed over the Beneficiary's lifetime, or over a period not extending beyond the Beneficiary's life expectancy.

          Notwithstanding the foregoing, if the conditions stated above either for commencement or method of distribution, as applicable to spousal or nonspousal beneficiaries, as the case may be, are not met, and distributions had not commenced prior to the death of the Participant, then the entire interest of the Participant must be paid within five years of the date of his death. However, if distribution had commenced to the Participant under a method of distribution which takes into account the life or life expectancy of the Participant, or the Participant and his Beneficiary, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect as of the date of the Participant's death.

     (g) "Spouse", for purposes of any spouse survivor benefits payable, under any joint and survivor annuity mode of settlement available under this Plan, shall mean "the Spouse of the Participant on the date payment of benefits commences."

     (h) Notwithstanding anything to the contrary contained herein, no qualified joint and survivor annuity, and no qualified pre-retirement survivor annuity will be paid, and no optional mode of settlement will be available if the present value of such benefit does not exceed $3,500 prior to the Annuity Starting Date. Such value will be distributed in a lump sum immediately upon determination of the amount due on account of retirement (including disability retirement) or death. If the present value of such benefit exceeds $3,500, the written consent of the Participant and his spouse, if any, is required before the commencement of distribution of such benefits.

          Present value shall be determined on the basis of the definition of Actuarial Equivalence contained in Subparagraph 2.1(b), but the interest rate shall not be greater than the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

     11.3 All payments hereunder shall be made in cash, securities or such other property as the Plan Administrator may determine in its sole and absolute discretion.

     11.4 A claim for benefits must be filed before payment of retirement, disability, or death benefits will commence. A claim shall be deemed filed when a Participant, or Beneficiary, in the case of death benefits, or their authorized representative, requests, orally or in writing, payment of benefits due under the Plan. The claim may be filed with the Plan Administrator or any officer of the Company; or if the Company has an organizational unit which customarily handles Employee benefit matters, with any person employed in such unit.

In the event that a claim for benefits is filed, the Plan Administrator, within 90 days after the claim is filed, shall give notice of the decision on the claim; and if notice on the denial of a claim is not furnished, and the claim has not been granted within the 90 day claims proceeding period, the claim shall be deemed denied for the purpose of processing to the review stage as hereinafter described.

     (a) The 90 day time period mentioned above may be extended by the Plan Administrator for an additional 90 days, if special circumstances require an extension of time for processing the claim. If an extension is required, the Plan Administrator shall furnish written notice of the 90 day extension to the claimant prior to the termination of the initial 90 day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     (b) The Plan Administrator shall provide, to every claimant who is denied a claim for benefits, written notice setting forth:

          (1)  The specific reason or reasons for the denial,


          (2) The specific reference to the pertinent Plan provisions on which the denial is based,

          (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

          (4)  An explanation of the Plan's claim review procedure.

     (c) In the event that the claim of the Participant or Beneficiary is denied, the claimant or his duly authorized representative may request a review of the denied claim by means of a written application for review delivered to the Plan Administrator. Pursuant to this right to review, the claimant or his duly authorized representative may review pertinent documents and submit issues and comments in writing.

     (d) Any request for review of a denied claim must be filed no later than 60 days after the earlier of receipt by the claimant of written notification of denial of a claim, or the expiration of the 90 day claims processing period including any extension thereof.

     (e) In the event a request for review has been made as herein above provided, the Plan Administrator shall make a decision on the request for review within 60 days after the receipt by the Plan Administrator of the request for the review, unless special circumstances require an extension of time for processing the review, in which case the Plan Administrator shall render a decision as soon as possible, but in no event later than 120 days after the Plan Administrator has received the request for review.

          If an extension is required, the Plan Administrator shall furnish written notice of the extension to the claimant prior to the commencement of the extension. The decision on review shall be furnished to the claimant in writing within the time for review and shall include specific reasons for the decision, as well as specific references to the pertinent Plan provisions on which the decision is based.

     11.5 If the Plan Administrator is unable after diligent search to locate a Participant or Beneficiary to whom a benefit is due under the provisions of this Plan, such benefit shall be forfeited on the last day of the Plan Year in which such search is concluded, and such forfeiture shall be administered in accordance with Paragraph 5.3. If a claim is made subsequently by such Participant or Beneficiary for the forfeited benefit, such benefit shall be restored in full.

     11.6 The Plan Administrator shall, when making a distribution qualifying for rollover to an eligible retirement plan, provide to the recipient a written explanation of the provisions under which such distribution will not be subject to tax, if transferred within 60 days after the date of distribution, and, if applicable, the provisions relating to 10 year averaging and capital gains treatment of lump sum distributions.

                                 ARTICLE TWELVE

                    RIGHT TO ALTER, AMEND OR TERMINATE TRUST



     12.1 The Company shall have the right at any time to discontinue its contributions hereunder, and to terminate or partially terminate this Plan and Trust. In the event that the company shall be legally dissolved, or declared bankrupt, shall wake a general assignment for the benefit of creditors, or merge into or with another company which shall not assume the obligations of this Plan, this Plan shall automatically terminate.

In the event the Plan and Trust is automatically terminated as provided above, or in the event that subsequent to the voluntary termination of the Plan by the Company, any of the events causing automatic termination occur prior to the final and complete distribution of assets from the Trust, Trustee shall automatically be vested with all rights, powers and duties otherwise reserved in this Agreement and Trust to the Company, Plan Administrator and Named Fiduciary, including but not limited to the right to amend this Agreement and Trust, to liquidate the Trust, and to continue the Plan and Trust in force.

     12.2 The Company reserves the right to amend this Plan and Trust in writing at any time without the consent of any Participant or Beneficiary; provided, however, that no amendment to this Plan or Trust shall deprive any Participant or Beneficiary (including any Participant or Beneficiary who is already receiving benefits) of any vested interest herein, except as may be allowed by Federal Law, nor shall such amendment increase the duties or obligations of the Trustee herein except with his consent. Further provided, that to the extent required by Federal Law, subject to regulations issued by the Secretary of the Treasury, no amendment to this Plan and Trust shall be permitted which has the effect of: (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy for a Participant who satisfied (either before or after the amendment) the pre-amendment conditions for the benefit or subsidy, or (b) eliminating an optional form of benefit, in both cases with respect to benefits attributable to service before such amendment.

     12.3 This Plan may not merge or consolidate with, or transfer assets or liabilities to, any other plan unless each Participant in the Plan would, if the plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit that


                                      XII-1
such Participant would have been entitled to receive immediately before the merger, consolidation or transfer if the plan had then terminated.

     12.4 In the event of partial or complete termination of this Plan and Trust, or upon the complete discontinuance of Company contributions under the Plan, the Trustee shall, when so directed by the Plan Administrator, distribute the assets of the fund to the Participants affected or their Beneficiaries. The Plan Administrator may but is not required to grant each participant the right to elect in an irrevocable election to receive a complete distribution from his account. Failure to elect such a distribution shall constitute an irrevocable election to defer distribution until the times specified with regard to death, disability and retirement payments as provided in this Plan or in any successor Plan, and Trustee is hereby precluded from making distributions at any earlier time to any Participant who fails to elect complete distribution and whose employment with the Company has not terminated. Said election shall take place during a period of time, not exceeding 60 days, prescribed by the Plan Administrator and communicated to Plan Participants. Alternatively, the Plan Administrator may direct that complete distributions be made to all participants affected or their Beneficiaries, or that all distributions be made as set forth in the other provisions of the Plan and Trust Distributions shall be made in cash, unless the Plan Administrator directs the Trustee to make distributions in securities or other property (including life insurance Contracts on the lives of Participants). In the absence of any direction to make distribution to all Participants and/or Beneficiaries, the Plan and Trust will continue in force, and distributions will be made in the same manner and under the same conditions as set forth in the Plan and Trust, and the Plan and Trust will not terminate until all the assets of the Trust have been distributed. It is the intent of the parties that the exempt status of the Trust under Section 501 of the Internal Revenue Code of 1986, as amended, will continue.

     (a) Upon the date of termination of the Plan, partial termination of the Plan, or complete discontinuance of contributions, the rights of each affected Participant to his benefit accrued to such date, to the extent funded, shall be fully vested, except as provided in Article
          17. An event which is considered a termination for purposes of Title IV of the Employee Retirement Income Security Act of 1974, but which is not a termination for purposes of the Internal Revenue Code of 1986, as amended, shall not result in full vesting for Plan Participants.


                                      XII-2

     (b) In the event a distribution of assets is directed by the Company, assets shall be allocated as follows to affected Participants:

          (1)  First, to the Participant's account for voluntary contributions;

          (2) Second, to that portion of each Participant's Accrued Benefit which is derived from the Participant's mandatory contributions, if any;

          (3)  Third, in the case of a benefit payable to any annuity -

               (i) in the case of the benefit of a Participant or a Beneficiary which was in pay status as of the beginning of the 3 year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the 5 year period ending on such date) under which such benefit would be the least; and

               (ii) in the case of a Participant's or Beneficiary's benefit
                    (other than a benefit described in (i) above) which would have been in pay status as of the beginning of such 3 year period if the Participant had retired prior to the beginning of the 3 year period and if his benefits had commenced (in the Normal Form of Retirement Benefit under this Plan) as of the beginning of such period, to each such benefit based on the provisions in the Plan (as in effect during the 5 year period ending on such date) under which such benefit would be the least;

          (4)  Fourth -

               (i) to all other benefits (if any) of individuals under the Plan guaranteed by the Pension Benefit Guaranty Corporation; and

               (ii) to the additional benefit (if any) which would be determined under (i) above, if Section 4022(b) (5) of the Employee Retirement Income Security Act of 1974


                                      XII-3

                    (relating to substantial owners) did not apply;

          (5) Fifth, to all other benefits under the Plan which are nonforfeitable, except those benefits which become nonforfeitable solely on account of Plan termination;

          (6)  Sixth, to all other benefits accrued under the Plan.

     (c) In the event the value of Plan assets at termination is less than the present value of all Accrued Benefits, the provisions of Subparagraph 12.4(b) shall apply in regard to the allocations provided for in Subparagraphs 12.4(b)(l), (2), (3) and (4)(i) above (subject to the limitations provided by Subparagraph 4.2(f)); but assets not so allocated, including assets restricted from distribution by Subparagraph 4.2(f), shall be allocated, to the extent possible, with regard to the allocations otherwise provided for in Subparagraphs 12.4(b)(4)(ii), (5) and (6) so that, to the extent possible, rank and file Participants receive at least the same proportion of the present value of their Accrued Benefits as Participants who are officers, shareholders or highly compensated (equalizing allocation), provided that to the extent such equalizing allocation permits, assets otherwise restricted by Subparagraph 4.2(f) may nonetheless be allocated according to Subparagraph 12.4(b) above, and provided further that nothing in this Subparagraph shall permit allocating any lesser amount of assets to a rank and file Participant than would occur if this Subparagraph and Subparagraph 4.2(f) did not exist.









                                      XII-4

                                ARTICLE THIRTEEN

                                      LOANS

         13.1 Loans to Participants shall not be permitted under the Plan.




                                     XIII-1

                                ARTICLE FOURTEEN

                                     TRUSTEE


     14.1 The duties and responsibilities of the Trustee are limited to those set forth in this Plan and Trust, and it shall be liable only for the safeguarding and administration of the Trust principal in accordance with the provisions of this Plan and Trust, except as otherwise provided by state or federal law. If at any time there is more than 1 Trustee, all of them will jointly manage and control the fund, unless the responsibilities, obligations and duties specified in this Plan are allocated among them in accordance with the procedure set forth below. The Trustee shall discharge its duties with respect to the Plan solely in the interest of the Participants and the Beneficiaries, and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries and defraying reasonable expenses of the Plan by administering the Plan with the care, skill, prudence and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     14.2 The Trustee shall maintain full and complete records of the administration of the Trust, and shall be responsible for the management of the Trust operation and its administration.

The Company and Plan Administrator may examine such records from time to time during business hours. A Participant may also examine such records, as they relate to his interest in the Trust principal, at such time deemed reasonable by the Trustee.

     14.3 Within a reasonable time after each Plan Year, and within 90 days after its removal or resignation, Trustee shall file with the Company and shall certify the accuracy of an account of its administration of the Trust during such year, or from the end of the preceding Plan Year to the date of removal or resignation. Neither the Company nor any other person shall be entitled to any further accounting by Trustee, except as provided by law. The Company may, in its discretion, waive all or any part of such accounting.

     14.4 To the extent permitted by the Employee Retirement Income Security Act of 1974, Trustee shall be released from all liability to anyone as to any transaction shown in a statement


                                      XIV-1
of account pursuant to Section 14.3, except those as to which the Company shall, within 90 days after the Trustee's filing of the account, file with Trustee a written statement setting forth in detail the items in or with respect to such account to which exception is taken. If such a statement is filed, Trustee shall, unless the matter be compromised with the Company, file its account in any court of competent jurisdiction for audit and adjudication.

     14.5 Upon separate agreement between Trustee and the Company, the fund may be valued more frequently than annually, for purposes of determining benefits or costs under the Plan. If such agreement is made, the provisions of Section 14.4 shall also apply with respect to each such valuation.

     14.6 The Trustee shall act at the direction of the Company and the Plan Administrator, and the Company agrees to indemnify Trustee against any liability imposed as a result of a claim asserted by any person or persons, with respect to which Trustee acted in good faith at direction of the Company or the Plan Administrator. The Trustee is authorized on behalf of the Trust to execute the applications and any other documents required by an Insurer issuing Contracts on the lives of the Participants, and to exercise all of the rights, privileges and powers under such Contracts. Written notification to an Insurer setting forth the name of the Trustee hereunder shall be conclusive evidence for all purposes that the party so named is Trustee hereunder at the date of such notification. The signature of the Trustee shall be conclusive proof to the Insurer that the application is being made for the proper Contract and is in accordance with the terms of this Plan and Trust.

     14.7 The Trustee may consult with any legal counsel, even through counsel for the Company, with respect to the construction of the Plan and Trust, either as to its duties thereunder or with respect to any legal proceedings or questions of law, and will be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel. In addition, the Company, at the request of or with the concurrence of the Trustee, may employ such actuaries, accountants, specialists and other persons as the Company or Trustee deems necessary or desirable in connection with the administration of the Plan.

     14.8 A Trustee shall not be liable, either individually or as Trustee, for any losses resulting to the Plan arising from the acts or omissions on the part of a Co-Trustee or Investment Manager to whom responsibilities, obligations and duties have been allocated as to certain assets of the Fund. Any such allocation of responsibilities among Trustees and/or


                                      XIV-2
the appointment of an Investment Manager shall be made by the Named Fiduciary, and evidenced by a written agreement executed by all of the Trustees, the Named Fiduciary and the Investment Manager, if any. Except as stated in the foregoing, in addition to any liability which the Trustee may have under any other section of this Plan, the Trustee with respect to the Plan shall be liable for breach of fiduciary duty of another Trustee;

     (a) if such Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Trustee, including knowing such act or omission is a breach;

     (b) if, by such Trustee's failure to comply with the standards in performing its duties as set forth in Paragraph 14.1 hereof, in the administration of such Trustee's specific responsibilities which give rise to its status as a Trustee, it has enabled such other Trustee to commit a breach; or

     (c) if such Trustee has knowledge of a breach by such other Trustee, unless such Trustee makes reasonable efforts under the circumstances to remedy the breach.

     14.9 Trustee shall invest and reinvest the principal and income of the trust and keep the same invested without distinction between the principal and income.

     14.10 Trustee shall have the following powers, in addition to the powers customarily vested in the Trustee by law, and in no way in derogation thereof:

     (a) With any cash at any time held by it, to purchase or subscribe for any authorized investment, and to retain such authorized investment in trust.

     (b) To sell for cash or on credit, convert, redeem or exchange for another authorized investment, or otherwise dispose of, any authorized investment at any time held by it.

     (c) To maintain a cash reserve in such a manner as the Trustee shall deem advisable from time to time. Such cash reserve may consist of uninvested contributions or of the proceeds of the sale of the investments of the Trust, as the Trustee in its sole discretion may determine. Such cash reserve may be in a deposit account or invested in the savings department, if any, of the Trustee, or as Trustee may direct, in a bank, savings and loan association, building and loan

                                      XIV-3
          association, or savings bank, including time deposits or certificates of deposit with maturities of less than or more than one year.

     (d) To exercise any options appurtenant to any authorized investment in which the fund is invested, for conversion thereof into another authorized investment, or to exercise any rights to subscribe for additional authorized investments, and to make all necessary payment therefore.

     (e) To join in, consent to, dissent from, or oppose, or to deposit securities in a voting trust, in connection with the reorganization, consolidation, recapitalization, merger, or readjustment of the finances of any corporation, company, or association in which the fund may be invested; or in connection with the sale, mortgage, pledge, or lease of any property of same, on any terms and conditions as it may deem wise; to do any act which may be deemed necessary or advisable in connection therewith, including the exercise of options, making agreements or subscriptions, and payment of expenses, assessments or subscriptions; and to accept any authorized investment which may be issued in or as a result of any proceeding, and thereafter to hold the same.

     (f) To vote, in person or by general or limited proxy, at any election of any corporation in which the fund is invested, and similarly to exercise personally or by a general or limited power of attorney, any right appurtenant to any authorized investment held in the fund.

     (g) To sell, option to sell, mortgage, lease for a term of years less than or continuing beyond the possible date of the termination of the trust created hereunder, partition or exchange any real property which may from time to time or at any time constitute a portion of the fund, either at public or private sale, for such prices and upon such terms as it may deem best and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance thereof and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereof to the purchaser, free and discharge of all trusts, and without liability on the part of such purchasers to see to the proper application of the purchase price.


                                      XIV-4

     (h) To repair, alter, or improve any buildings which may be on real estate forming part of the fund, or to erect entirely new structures thereon.

     (i) To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights or foreclosure, to bid on property in foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefore, and in connection therewith to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity any right or remedies in respect to any mortgage or guarantee.

     (j)  To purchase authorized investments at a premium or discount.

     (k) To employ suitable agents and counsel with respect to investment transactions, and to pay their reasonable expenses and compensation.

     (1) To borrow or raise monies for the purpose of the Trust, in such amounts and upon such terms and conditions as Trustee in its absolute discretion may deem advisable, and for any sum so borrowed to issue its promissory note as Trustee, and to secure the repayments thereof by pledging or mortgaging all or any part of the fund, provided that loans and repayments shall be made probata on all property and the Contracts of the same class or type. No person lending money to Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of such borrowing.

     (m) To cause any investment in the fund to be registered in, or transferred into, its name as Trustee or the name of its nominee or nominees or to retain them


                                      XIV-5
          unregistered or in form permitting transfer by delivery, if authorized by the Company, but the books and records of Trustee shall at all times show that all such investments are part of the fund, and Trustee shall be fully responsible for any misappropriation or defalcation in respect to any investment held by its nominee or held in unregistered form.

     (n) To do all acts which it may deem necessary or proper, and to exercise any and all powers appurtenant to Trustee under this Plan and Trust, upon terms and conditions as to it may seem best for the best interest of the fund, except as otherwise provided by state or federal law.

     (o)  To purchase securities on margins and to rehypothecate same.

     (p) To purchase life insurance on the lives of the directors, principal officers, or other key personnel of the Company, made payable to the Trust for the benefit of the fund.

     14.11 "Authorized investment" as used herein shall include stock (whether preferred or common), bank common trust funds (including those of the Trustee, if any), bonds, debentures, notes or other evidences of indebtedness or ownership (secured by mortgages including second mortgages or otherwise), put or call options to buy or sell securities (whether listed or unlisted on any exchange and whether covered or uncovered), any life insurance, retirement income, endowment or annuity contract in a legal reserve life insurance company authorized to do business in the state of domicile of the Trustee; and real and personal property of all kinds, including leaseholds on improved and unimproved real estate. Authorized investments shall not be limited to that class of investments which is specifically authorized as a legal investment for trust funds under the law of the state of domicile of the Trustee, but no investment shall constitute an Authorized investment if such investment is prohibited by governing local or federal law.

     14.12 The Trustee shall not cause the Plan to engage in any transaction if it knows that such transaction constitutes directly or indirectly a prohibited transaction, as described in Sections 406 and 407 of the Employee Retirement Income Security Act of 1974 and Section 4975 of the Internal Revenue Code, or any amendments thereto, unless such transaction is excluded or exempted from the provisions of Sections 406 and 407 or Code Section 4975, by Sections 407 and 408, or Code


                                      XIV-6

Section 4975, any exemption issued thereunder, or any amendments thereto.

     14.13 The initial Trustee heretofore designated in this Agreement and Trust shall serve until his respective resignation, death, incapacity or removal. Whenever a vacancy shall exist among the Trustees, the Company shall, if no Trustee remains, or may, if at least 1 Trustee remains, name a successor Trustee who may be an officer or director of the Company or who may be an Employee, or who may be a person not employed by the Company. Whenever a successor Trustee shall be appointed, he shall immediately and automatically succeed to and become vested with the title to any trust assets theretofore vested in the Trustee that such successor Trustee is replacing, and the title of such former Trustee shall automatically and immediately be extinguished. A successor Trustee shall likewise serve until his resignation, death, incapacity or removal. The Company shall always have the right to remove a Trustee for cause or without cause at any time. Any Trustee may resign at any time by giving the Company 10 days written notice in advance of such resignation.

     14.14 The Company shall pay all expenses of administering the Plan and Trust, which expenses shall include, but not be limited to, expenses incident to the functioning of those to whom the Company has delegated certain duties, such as the payment of professional fees and consultants fees, and the costs of administering the Plan.

Notwithstanding the above, if any expenses of administering the Plan and trust are not paid by the Company, they may be paid from the Trust, at the direction of the Company.

     14.15 The Trustee may be paid such reasonable compensation as shall from time to time be agreed upon by the Company and the Trustee, except that no Trustee who is a full-time paid Employee of the Company may be compensated for his services as Trustee. In addition, the Trustee shall be reimbursed for any reasonable direct expenses, including reasonable counsel fees (if specifically authorized in advance in writing by the Company), properly and actually incurred by it in the administration of the Trust and not otherwise reimbursed. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust or the income thereof shall be paid from the Trust.

     14.16 The Company shall establish an investment policy to provide for the benefits provided under this Plan.. In accordance with the foregoing, the Company shall determine whether the Plan has a short term need for liquidity, or



                                     XIV-7
whether liquidity is a long term goal, or whatever other investment policy should be followed, and communicate this to the Trustees or investment manager(s), so that the investment policy can be appropriately coordinated with Plan needs.

     14.17 The Named Fiduciary shall be responsible for and have the authority to control and manage the operation and administration of this Plan and Trust, although fiduciary and other responsibilities may be allocated to other parties by the Named Fiduciary by written notification to such parties of their responsibilities, and written acceptance by such parties of such responsibilities. Trustee responsibilities may be allocated only among Trustees or to an investment manager. An investment manager is any fiduciary, other than the Trustee or Named Fiduciary, who:

     (a) has the power to manage, acquire or dispose of any portion of the Fund;

     (b) is registered as an investment adviser under the Investment Advisers Act of 1940, or is a bank as defined in that Act or an insurance company qualified to perform the services described in subsection (a) hereof; and

     (c) has acknowledged in writing that he is a fiduciary with respect to the Plan.

     14.18 Whenever the Trust has an investment in a common trust fund available only to Trusts qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended, or the corresponding provisions of subsequent law of similar purpose, all of the provisions of the particular common trust fund declarations of trust, as amended from time to time, shall be deemed to be incorporated herein and be a part hereof.

     14.19 If at any time there is more than 1 Trustee hereunder, The Trustees need not call or hold meetings to make any decision or to take any action, but any decision may be made and any action may be taken by written documents signed by the Trustees then acting, or, if there are more than 2 Trustees, then by a majority of the Trustees then acting. However, any one Trustee, acting alone, will have the authority to sign checks, drafts, notes, insurance applications or any other documents on behalf of the Trustees and to perform purely ministerial acts. If at any time there is more than 1 Trustee hereunder, and if any difference of opinion at any time exists between or among the Trustees in respect of doing or omitting to do any act in the execution of the Trust, the opinion of the majority of the Trustees will prevail.

                                      XIV-8

     14.20 A Trustee may be a Participant, but if any matter pertaining to his own particular Participation comes up for the action of the Trustee, such person will be disqualified to act upon the particular matter (unless he is the sole Trustee), and such matter will be resolved by the other Trustee(s).




























                                      XIV-9

                                 ARTICLE FIFTEEN

                                     INSURER


     15.1 No Insurer issuing any Contract hereunder shall be deemed a party to this Plan and Trust or to be responsible for its validity. The obligations and responsibilities of an Insurer shall be measured and determined solely by the terms of its Contract, and it shall not be required to do any act not provided for, or contrary to the provisions of its Contract.

     15.2 An Insurer shall not be required to look into the terms of the Plan and Trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized.

     15.3 An Insurer may conclusively assume that the Trustee has full authority, and is acting within that authority, in any transaction concerning the Contracts, and shall be fully discharged from any and all liabilities for any action taken in accordance with the direction of the Trustee. In accepting application for Contracts, an Insurer has no responsibility for determining whether the Employee is eligible, or whether the proper Contract is being applied for. In all transactions with the Trustee, an Insurer shall deal with it as though it were the sole and absolute owner of the Contracts. One Trustee's signature is sufficient in all matters regarding insurance transactions.

     15.4 An Insurer shall be fully protected from any liability for any action taken prior to receiving notice of any amendment or termination of this Agreement and Trust, or for dealing with any prior Trustee prior to receiving notice of appointment of a successor Trustee.

                                 ARTICLE SIXTEEN

                               SPENDTHRIFT CLAUSE

     16.1 The provisions of this Plan are intended as personal protection for the Participant. A Participant shall not have any right to assign, anticipate or hypothecate any assets held for his benefit, including amounts credited to his account, except as security for a loan from the Plan to the Participant. The benefits under this Plan shall not be subject to seizure, legal process or be in any way subject to the claim of the Participant's creditors, including, without limitation, any liability for contracts, debts, torts, alimony or support of any relatives, except that the Plan has the right to recover overpayments of benefits previously made to a Participant. None of the Plan's benefits or the Trust's assets shall be considered an asset of the Participant in the event of insolvency or bankruptcy.

     16.2 Notwithstanding the provisions of this Article, the Plan Administrator and/or Trustee is hereby authorized to comply without objection to any Qualified Domestic Relations Order.

     16.3 A Domestic Relations Order is defined as any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant (an Alternate Payee), and is made pursuant to a State Domestic Relations Law (including a Community Property Law).

     16.4 A Qualified Domestic Relations Order is a Domestic Relations Order which establishes or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to a Participant under the Plan, and which meets the following conditions:

     (a)  The Order clearly specifies:

          (i) The name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

          (ii) The amount or percentage of the Participant's 6 benefits to be paid by the plan to each such

                                      XVI-1

               Alternate Payee, or the manner in which such amount or percentage is to be determined;

         (iii) The number of payments or period to which such order applies;
               and

          (iv) Each plan to which such order applies.

     (b)  The Order does not require the Plan to provide:

          (i) Any type or form of benefit, or any option, not otherwise provided under the Plan, except as provided in Paragraph 16.5 below;

          (ii) Increased benefits (determined on the basis of actuarial value);
               or

         (iii) Payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

     16.5 A Qualified Domestic Relations Order may require that payments or benefits be made to an Alternate Payee on or after the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits, even if still employed, as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of benefits earned to such date, and not taking into account the present value of any employer subsidy for early retirement), and in any form in which such benefits may be paid under the plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and her subsequent spouse). In determining present value, the interest assumption used shall be as specified in any definition of actuarial equivalence or, if none, 5 percent.

     16.6 A Qualified Domestic Relations order may provide that (a) a Participant's former spouse shall be treated as a surviving spouse of such Participant for purposes of the qualified joint and survivor and qualified pre-retirement survivor provisions of the Plan, and (b) such surviving spouse shall be treated as meeting any minimum marriage requirements for such benefits, if married for at least 1 year.

     16.7 The Plan Administrator shall, within 30 days, notify the Participant and any other Alternate Payee of the receipt of a Domestic Relations Order, and the Plan's procedures for determining whether such order is a Qualified Domestic Relations Order. Said procedure shall consist of requesting


                                      XVI-2
within 30 days of receipt of such order, and obtaining within 30 days therefrom, an opinion from counsel on such matter. Within 90 days of receipt of the order, unless the Plan Administrator requests a second opinion, in which case the period of notification shall be extended for an additional 90 days, the Plan Administrator shall either adopt an opinion of counsel as his own, or reject it in his sole discretion, and notify the Participant and each alternate payee of his determination. Any party affected by this determination may appeal the Plan Administrator's determination, and such appeal shall be subject to the provisions contained in Paragraph 11.4 herein pertaining to appeals of claim determinations.

     16.8 During any period in which it is being determined whether or not a Domestic Relations Order is a Qualified Domestic Relations Order, the Plan Administrator shall segregate in a separate account the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto, but if within said period the issue is not resolved, or if it is determined that the order is not a Qualified Domestic Relations Order, the Plan Administrator shall pay or credit the segregated amounts (plus any interest thereon) to the person or persons who would have been paid or credited if there had been no Order. Any determination made after the 18 month period that an order is a Qualified Domestic Relations Order shall be applied prospectively only.











                                     XVI-3

                                ARTICLE SEVENTEEN

                             NO REVERSION TO COMPANY



     17.1 No part of the principal or income or other assets of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries, and the Company shall not be entitled to receive back any part of its contribution to the Trust, except as provided in the remaining Paragraphs of this Article.

     17.2 Company contributions are conditioned on initial qualification of the Plan under Internal Revenue Code Section 401, and if the Plan does not qualify, such contribution shall be returned to the Company within 1 year after the date of denial of initial qualification of the Plan.

     17.3 Company contributions are conditioned on the deductibility of the contribution under Internal Revenue Code Section 404, and to the extent any deduction is disallowed, such contribution shall be returned to the Company within 1 year after the date of disallowance of the deduction.

     17.4 In the case of a Company contribution made by reason of a mistake of fact, such contribution shall be returned to the Company within 1 year after the payment of the contribution. Mistakes of fact shall include but not be limited to arithmetical errors in calculating the amounts to be contributed to the Plan under the contribution and allocation sections of the Plan.

     17.5 The Company reserves the right to recover at the termination of this Agreement and Trust any balance remaining in the Trust by reason of erroneous actuarial computations, after the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under this Plan and Trust. A balance by reason of erroneous actuarial computations is the surplus arising because actual liabilities differ from expected liabilities. In the event assets of the Plan at the termination of the Plan exceed the liabilities of the Plan, the Company reserves the right, in lieu of recovering any surplus assets, to amend the Plan Benefit Formula so as to increase benefits under the Plan in a non-discriminatory manner, thereby eliminating said surplus.

     17.6 The amount which shall be returned to the Company as provided in Paragraphs 17.3 and 17.4 is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or a


                                     XVII-1
mistake in determining the amount of the deduction. Earnings attributable to the excess contribution shall not be returned to the Company, but losses attributable thereto shall reduce the amount to be so returned. Furthermore, no excess contribution shall be returned to the Company to the extent that such reversion would cause the balance of the account, derived from Company contributions, of any participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed.

























                                     XVII-2

                                ARTICLE EIGHTEEN

                         DIRECT TRANSFERS AND ROLLOVERS


     18.1 If a Participant shall be entitled to receive benefits under this Plan the Trustee, at the direction of the Plan Administrator, may transfer the Participant's vested benefits under this Plan directly to the Trustee of a Plan and Trust qualified pursuant to Section 401 of the Internal Revenue Code of 1954 or any successor provisions thereof, of the Participant's current or new employer, if the following conditions are satisfied:

     (a) the Trustee of the other plan shall be authorized to accept the benefits under this Plan; and

     (b) the value of the Participant's transferred assets shall be separately accounted for in the other Trust; and

     (c) the Participant's transferred assets shall not be forfeitable or reduce in any way the obligation of the employer receiving benefits from this Plan.

The Trustee of this Plan is authorized to accept, at the direction of the Plan Administrator, assets for the benefit of an Employee, upon the conditions as set forth above, from a trustee of another plan and trust maintained by either a corporate or non-corporate Plan sponsor, qualified pursuant to Section 401 of the Internal Revenue Code of 1986, or any successor provisions thereof.

     18.2 With the permission of the Plan Administrator, any Employee who is a member of a class of Employees eligible to participate may make a Rollover Contribution to the Trustee at any time. The Trustee shall credit the fair market value of any Rollover Contribution to the account of the contributing Employee as of the date the Rollover Contribution is made. For purposes of the Plan's vesting provisions, a Rollover Contribution shall be considered to be an Employee Contribution and shall be 100% vested on the date of contribution.

The term "Rollover Contribution" is defined as the contribution of a Qualifying Rollover Distribution on or before the 60th day immediately following the day the contributing Employee receives the Qualifying Rollover Distribution.

The term "Qualifying Rollover Distribution" is defined as:



                                     XVIII-1

     (a) Any portion of the property received from a Qualified Plan and Trust, provided that the balance to the credit of an Employee, reduced by any Employee contributions, has been paid to him in one or more distributions:

          (1) within one taxable year of the Employee on account of the termination of a qualified plan or, in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan; or

          (2)  which constitute a lump sum distribution within the meaning of
               Section 402(e)(4)(A) (determined without reference to Section 402
               (e) (4) (B) and (H)) of the Internal Revenue Code of 1986.

               In the case of a distribution of property other than money from a qualified plan and trust, except for the proceeds from the sale of such property (including appreciation from the date of distribution), other property (including money) may not be substituted in making a Rollover Contribution; or

     (b) The entire amount (including money and any other property) in an Individual Retirement Account, Individual Retirement Annuity, or Individual Retirement Bond (as defined in Sections 408 and 409 of the Internal Revenue Code of 1986) maintained for the benefit of the Employee making the Rollover Contribution, which amount has been distributed from such Individual Retirement Account, Individual Retirement Annuity or Individual Retirement Bond. Such amount will constitute a Qualifying Rollover Distribution only if the amount in such Individual Retirement Account, Individual Retirement Annuity, or Individual Retirement Bond is solely attributable to a Rollover Contribution made by the Employee from his interest as a Participant in a trust described in Section 401(a) of the Internal Revenue Code of 1986, or an annuity plan described in Section 403(a) of the Internal Revenue Code of 1986, plus the earnings thereon; but

     (c) In no case does a Qualifying Rollover Distribution include any amount which is attributable to a distribution if any part of the distribution is attributable to contributions made on behalf of an Employee while he was a Key-Employee in a Top-Heavy plan.


                                     XVIII-2

     18.3 No assets transferred to this Plan in accordance with the provisions of this Article shall be considered Employee contributions for purposes of Subparagraph 5.5.

     18.4 Distribution of said assets shall follow the general provisions of the Plan for distribution of the Participant's Accrued Benefit.

     18.5 The specific assets transferred to the Plan shall be general assets of the trust, subject to the general investment powers of the Trustees (or the Participants, if such powers have been granted them).

     18.6 For purposes of valuing gains and losses in the account(s) maintained for transferred assets, the provisions of Paragraph 5.5(c) shall apply.



                                    XVIII-3

                                ARTICLE NINETEEN

                        DETERMINATION OF TOP-HEAVY STATUS


     19.1 In determining whether or not this Plan is Top-Heavy or Super Top-Heavy for any Plan Year, the following calculations shall be made:

     (a) In the case of a defined benefit plan, a Participant's present value of accrued benefit shall be determined as of the most recent valuation date used for computing plan costs which is within a 12 month period ending on the Determination Date, as if the individual terminated service as of such valuation date. In the first year of a Plan, however, the accrued benefit shall be determined as if the individual terminated service as of the Determination Date. The assumptions used for the calculation shall be the interest and post-retirement mortality assumptions used in determining Actuarial Equivalence. The benefit valued is that payable at Normal Retirement Date (or attained age, if later). Employee contribution accounts shall be included in determining the value of benefits.

     (b) In the case of a defined contribution plan, a Participant's account balance (including accounts for Employee contributions) as of the Determination Date is the sum of:

          (1) his account balance as of the most recent valuation occurring within a 12 month period ending on the Determination Date;


          (2) an adjustment for any contributions due as of the Determination Date.

          In the case of a plan not subject to the minimum funding requirements of Internal Revenue Code Section 412, such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year, when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year. In the case of a plan that is subject to the minimum funding requirements, the account balance shall also be adjusted to include contributions allocated as of a date not later than


                                     XIX-1
          the Determination Date, even though those amounts are not yet required to be contributed.

          Also, the adjustment shall reflect the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Internal Revenue Code
          Section 412 (c) (10);

          any Plan distributions made within the Plan Year that includes the Determination Date or within the 4 preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefit or account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph;

          (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's account balance;

          (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer made to another plan as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's account



                                      XIX-2
          balance; with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits or account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

     In determining whether or not rollovers or plan-to-plan transfers are made to the same or another Employer, all Employers aggregated under Internal Revenue Code Sections 414(b), (c), (m) and (o) are treated as the same Employer.

     In calculating the accrued benefits or account balances of Participants there shall not be considered any benefit or account balances of any Participant who is not a Key-Employee but who in any prior year was a Key-Employee.

     (c) In the case of both a defined benefit plan and a defined contribution plan, a Participant's accrued benefit or account balance shall be increased by:

          (1) any plan distributions made within the Plan Year that includes the Determination Date, or within the four preceding Plan Years. The preceding sentence shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes, to the extent that such distributions are already included in the Participant's present value of accrued benefit or account balance as of the valuation date;

          (2) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's account balance;

          (3) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated


                                     XIX-3
               by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer made to another plan as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollover or plan-to-plan transfer accepted after December 31, 1983 as part of the Participant's account balance. However, any rollover or plan-to-plan transfer accepted prior to January 1, 1984 shall be considered as part of the Participant's account balance;

          (4) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits or account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          In determining whether or not rollovers or plan-to-plan transfers are made to the same or another Employer, all Employers aggregated under Internal Revenue Code Sections 414(b), (c) or (in) and (o) are treated as the same Employer.

     (d) In calculating the accrued benefits or account balances of Participants, there shall not be considered any benefit or account balances of any Participant who is not a Key-Employee but who in any prior year was a Key-Employee.

     (e) In calculating the accrued benefits or account balances of Participants, the accrued benefit of any individual who has not performed services for the Employer at any time during the 5 year period ending on the determination date (and the account of such individual) shall not be taken into account even though such Employee may have received payments from the Employer after separation from service.


                                     XIX-4

     (f) Solely for the purpose of determining if the plan, or any other plan included in a required aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i) (1) of the Code) shall be determined under
          (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b) (1) (C) of the Code.

     19.2 If the Company maintains more than one plan, the plans shall constitute an Aggregation Group, provided the following conditions are satisfied:

     (a) Each plan of the Company in which a Key-Employee is a Participant, and each other plan of the Company which enables any plan in which a Key Employee participates to meet the requirements of Internal Revenue Code Sections 401(a) (4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

     (b) The Company may by execution of a written resolution provide for the creation of a Permissive Aggregation Group, to consist of the Required Aggregation Group and any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Internal Revenue Code Sections 401(a) (4) or 410. If the Permissive Aggregation Group is not Top-Heavy, no plan in the Group will be considered Top-Heavy.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group.



                                      XIX-5

     (c) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

     (d) A Top-Heavy Group is an Aggregation Group in which, as of the Determination Date, the sum of the present value of accrued benefits of Key Employees under all defined benefit plans included in the group, and the account balances of Key Employees under all defined contribution plans included in the group, exceeds 60 percent of a similar sum determined for all Participants.

     19.3 In determining whether or not an Employee is a Key Employee, the following shall apply:

     (a) An officer shall be an administrative executive in regular and continued service. If the number of Employees of all the employers aggregated under Internal Revenue Code Sections 414(b), (c) or (m) and (o) is less than 30 employees for a particular year, no more than 3 individuals shall be treated as Key Employees for that year by reason of being officers. If the number of Employees of all organizations aggregated under Internal Revenue Code Sections 414(b),
          (c) or (m) and (o) is greater than 30 but less than 500 for a particular year, no more than 10 percent of the number of Employees will be treated as Key Employees for that year by reason of being officers. If the number of Employees of employers aggregated under Internal Revenue Code Sections 414(b), (c), (m) and (o) exceeds 500 for a particular year, no more than 50 Employees are considered as Key-Employees for that year by reason of being officers. This limited number of officers is comprised of the individual officers, selected from the group of all individuals who were officers in the current Plan Year or any one of the four preceding Plan Years, who had the largest annual compensation in that five-year period.

     (b) An individual who is a "one percent owner" shall be considered as having compensation of more than $150,000 based on the definition of compensation contained in Article 4 herein used for purposes of computing limits on maximum contributions or benefits, but contributions on behalf of a Self-Employed Individual shall be excluded from the definition of compensation.



                                      XIX-6

     19.4 In any Top-Heavy Plan Year, a Participant shall have a non-forfeitable right to a percentage of his accrued benefit derived from Company contributions determined as follows:

                   Years of Service                      Vested Percentage
                   ----------------                      -----------------
                Less than 2  years                                 0%
                          2  years                                20%
                          3  years                                40%
                          4  years                                60%
                          5  years                                80%
                          6  years or more                       100%

Notwithstanding the above, the vesting schedule contained in this Paragraph shall not apply in any Top-Heavy Plan Year if the vesting schedule contained elsewhere herein provides for equal or more rapid vesting at every year shown on the schedule, nor shall it apply if the Plan otherwise provides for 100 percent vesting after 3 or fewer Years of Service.

     19.5 The vesting schedule applicable to any Top-Heavy Plan Year shall not apply to any Employee who does not have an hour of service after the Plan becomes Top-Heavy. His vested interest shall be determined under the vesting provision of the Plan as in effect on the date of his last hour of service.

     19.6 In any Top-Heavy Plan Year, an eligible Participant who is a Non-Key Employee shall receive no less than either a minimum contribution to a defined contribution plan equal to the lesser of 3% of compensation or the largest percentage of compensation provided on behalf of any Key-Employee, or a minimum accrual in a defined benefit plan equal in value to an accrued benefit at any point in time of 2% of his Average Annual Compensation for the five consecutive years in which his compensation was highest, times his Years of Service for benefit accrual beginning on or after January 1, 1984 and during which the Plan was Top-Heavy, up to a maximum of 20%, payable at Normal Retirement Date in the form of a straight life annuity. If a Non-Key Employee is a Participant in both a defined benefit plan and a defined contribution plan which are Top-Heavy, the Participant shall receive no less than either a defined contribution minimum equal to 5% of compensation or the defined benefit minimum accrual described above (but reducing the 20% maximum by 2% for each Top-Heavy Plan Year during the first 10 Top-Heavy Plan Years in which the minimum 5% contribution is made on his behalf to a defined contribution plan). Compensation for purposes of the defined benefit minimum benefit shall not include compensation after the last Plan Year in which the Plan is Top-Heavy and shall be compensation as defined in
Article 4 for purposes of computing limits on maximum contributions or benefits. For Plan Years


                                      XIX-7
beginning prior to January 1, 1985, any Company contribution attributable to a salary reduction or similar arrangement shall not be taken into account for purposes of determining whether the minimum contribution to a defined contribution plan required above has been made, or is in fact required to be made, except that account balances derived from such contributions shall be taken into account in determining whether or not the Plan is Top-Heavy.

Eligible Participants are those non-key employee Participants in defined contribution plans who have not separated from service at the end of the Plan Year, or who have become Participants in the Plan but who subsequently fail to complete 1,000 hours of service for an accrual computation period. Eligible Participants in defined benefit plans are those Participants who are credited with at least 1,000 hours of service in an Accrual Computation Period.

     19.7 In the case of a Participant in a defined benefit plan, in no case will the operation of the Top-Heavy rules, including rules applicable to Super Top-Heavy Plans, pertaining for example and not by way of limitation to the definitions of the Defined Benefit Plan Fraction or Defined Contribution Plan Fraction, effect a reduction in the Participant's accrued benefit. However, the mere application of the rules for establishing which Plan is primary in assuring compliance with Section 415 of the Code in the case of a Participant in both a defined benefit plan and a defined contribution plan shall not be considered as effecting a reduction in an accrued benefit.








                                     XIX-8

                                 ARTICLE TWENTY

                            MISCELLANEOUS PROVISIONS


     20.1 Purpose: This Agreement and Trust which is created is purely voluntary on the part of the Company, and the Company may change or discontinue payments hereunder at any time or from time to time as the Company may decide; provided, however, that such discontinuance of payment or termination is approved as required by federal law. Except as otherwise provided by federal law, neither the establishment of the Agreement and Trust nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefit, shall be construed as giving any person whomsoever any legal or equitable right against the Company or the Trustee, but any and all claims or rights arising under this Agreement and Trust shall be expressly limited in enforcement to the assets of the Trust fund, and in those instances where a Contract has been issued, the right to such benefits shall also be limited by the terms and conditions of the Contract. Nothing contained in this Agreement and Trust shall be construed or interpreted as giving any Employee the right to be retained in the service of the Company or shall affect or impair the right of the Company to control its Employees and to terminate the service of any Employee at any time.

     20.2 Headings: Headings or titles of Articles are for general information only and this Agreement and Trust shall not be construed by reference to such titles.

     20.3 Severability: If any provision of this Agreement and Trust is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Agreement and Trust shall be construed and enforced as if such provision had not been included.

     20.4 Situs: The terms of this Trust shall be construed in accordance with the laws of the Trust Situs as set forth in Subparagraph 2.1(t), except to the extent preempted by federal law.

     20.5 Binding Effect: This Agreement and Trust shall be binding upon and inure to the benefit of the Company and the Trustee, their successors and the Participants and their Beneficiaries in accordance with the terms of this Agreement and Trust.

     20.6 Construction: Whenever used in this Agreement and Trust unless the context indicates otherwise, singular shall include plural and the plural shall include singular; and the male gender shall include the female gender.

     20.7 Termination: Upon the return of all contributions to the Company as provided in Paragraph 17.2 hereof, the Trust shall terminate, and the Trustee shall be discharged from all obligations under the Trust.

     20.8 Indemnification: The Company shall indemnify those to whom the Company has delegated fiduciary responsibilities against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

     20.9 Interpretation: Except as otherwise provided by federal law, in all matters concerning the interpretation of this Agreement and Trust and the operation of the Plan and Trust, the decisions made by the Plan Administrator shall be final and conclusive upon all the parties. All such decisions shall apply uniformly to all Participants in like situations.

     20.10 Rules: The Plan Administrator may from time to time formulate and issue such rules and regulations, not inconsistent with the declared purposes and provisions of the Plan, as the Plan Administrator may deem necessary to administer and carry out the Plan and Trust. No such rule or regulation will be ineffective by reason of the fact that such rule or regulation may amend the purely administrative provisions of the Plan or conform to any change in the Plan as may be made by amendment.

     20.11 Conformity with Federal Law: This Agreement and Trust shall at all times be construed and administered so as to conform to the requirements for qualification under the Internal Revenue Code of 1986, as amended, as well as to conform to the requirements of all governing federal law, and the Agreement and Trust shall be deemed amended automatically to conform to such legal requirements, to the extent necessary.

     20.12 Controlled Group: For purposes of interpreting and administering Plan provisions required for tax qualification under Internal Revenue Code Section 401, including Plan provisions relating to participation, vesting, benefit accrual, and limitations on benefits and contributions, all employees of all entities which are members of a Controlled Group of entities, as defined in Internal Revenue Code Section 414(b) and (c), and/or which are members of an Affiliated Service Group as defined in Internal Revenue Code Section 414(m), shall be treated as if employed by a single employer.

For purposes of determining years of Service for eligibility and vesting purposes for any Employee or former Employee of the company, service with any entity which is a member of a Controlled Group or an Affiliated Service Group in which the Company is included shall be considered service with the Company. In determining service for purposes of benefit accrual for any Employee or former Employee of the Company, service during any Plan Year in which an Employee was a Participant in a Plan maintained by a member of a Controlled Group or an Affiliated Service Group in which the Company is included shall be taken into account.

     20.13 Successor Company: Any successor organization of the Company may adopt this Plan and Trust, with the written consent of the Company, if then in existence. Such successor shall thereby succeed to all the rights, powers, and duties of the Company hereunder.

     IN WITNESS WHEREOF, the Company and Trustee have caused this Agreement to be executed the day and date previously written.


ATTEST:                                    PENNSYLVANIA SAVINGS BANK



_______________________                    By:______________________
Roseanne Pauciello,                           Vincent J. Fumo,
Secretary                                     President




_______________________                       _______________________
Gary Polimeno,                                Vincent J. Fumo,
Treasurer                                     President




                                              _______________________
                                              Anthony Di Sandro,
                                              Trustee

     The undersigned, President of the above named corporation, does hereby certify that the foregoing are true and correct copies of the Defined Benefit Pension Plan and Trust instruments, adopted by said Corporation and approved by Unanimous Consent of its Board of Directors.

     He further certifies that the Defined Benefit Pension Plan and Trust instruments were duly executed by the Corporation and the Trustees named in said instruments.


                                             _________________________(SEAL)
                                             Vincent J. Fumo,
                                             President